EXHIBIT 10.3

KEMPHARM, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of February 19, 2015, by and among KemPharm, Inc., a Delaware corporation, (the “Company”), those holders of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”), Series B Convertible Preferred Stock (“Series B Preferred Stock”), Series C Convertible Preferred Stock (“Series C Preferred Stock”) Series D Convertible Preferred Stock (“Series D Preferred Stock”) and Series D-1 Convertible Preferred Stock (“Series D-1 Preferred Stock” and, together with the Series D Preferred Stock, the “Senior Preferred Stock”, and, collectively with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the “Preferred Stock”) listed on Schedule A (together with Cowen (as defined below) and any subsequent investors, or transferees, who become parties hereto as “Investors” pursuant to Subsection 6.1 or 6.9 below, the “Investors”), those holders of the Company’s Common Stock, or options, warrants or other rights to acquire shares of Common Stock, listed on Schedule B (together with any subsequent shareholders, option holders, warrant holders, or any transferees, who become parties hereto as “Key Holders” pursuant to Subsection 6.1 or 6.9 below, the “Key Holders,” and together collectively with the Investors, the “Shareholders”) and Cowen KP Investment LLC (“Cowen”).

RECITALS

WHEREAS, the Key Holders are currently the legal and beneficial owners of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock;

WHEREAS, the Investors other than Cowen are currently the legal and beneficial owners of the number of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock;

WHEREAS, the Company, the Key Holders and certain of the Investors (the “Prior Investors”) previously entered into that certain Investors’ Rights Agreement, dated as of June 2, 2014 (the “Prior Agreement”), in connection with that certain Facility Agreement, as amended from time to time, (the “Facility Agreement”) by and between the Company and the Deerfield Private Design Fund III, L.P. (together with any permitted transferee of the Deerfield Convertible Notes, Deerfield Warrants or shares of Series D Preferred Stock issued to the Deerfield Investor under the Facility Agreement, the “Deerfield Investor”) dated as of June 2, 2014;

WHEREAS, the Key Holders, the Prior Investors, including the Deerfield Investor, and the Company desire to induce Cowen to purchase shares of Series D-1 Preferred Stock, pursuant to the Series D-1 Preferred Stock Purchase Agreement dated as of the date hereof by and between the Company and Cowen, as amended from time to time, (the “Purchase Agreement”) by amending and restating the Prior Agreement to provide the Investors with the rights and privileges as set forth herein;

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WHEREAS, the obligations of the Company to issue, and for Cowen to purchase, the Shares (as defined in the Purchase Agreement) pursuant to the Purchase Agreement, are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the financing contemplated by the Purchase Agreement, the Company, Cowen, the Key Holders and the Investors desire to enter into this Agreement in order to grant certain rights to the Investors and the Company.

NOW, THEREFORE, the parties to this Agreement further agree as follows:

1. Definitions.

1.1 For purposes of this Agreement:

(a) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(b) “Common Stock” means shares of the Company’s common stock.

(c) “Competitor” means a Person whose principal business is the development and/or commercialization of drug therapies for the treatment of pain, attention deficit/hyperactivity disorder and central nervous order diseases, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than a majority of the outstanding equity of any competitor.

(d) “Customary Subordination Terms” means, with respect to any subordinated Indebtedness:

(1) that no payment in respect of such subordinated Indebtedness may be made if (a) an “Event of Default” pursuant to Section 5.4(a) of the Facility Agreement shall have occurred and is continuing, including as a result of the delivery of an acceleration notice pursuant to Section 5.4 of the Facility Agreement until such acceleration notice is rescinded or the Notes have been paid in full or (b) any other “Event of Default” shall have occurred under the Facility Agreement and be continuing and the lenders under the Facility Agreement shall have sent to the Company a notice of default (a “Payment Blockage Notice”); provided that no more than one Payment Blockage Notice may be sent during any 365 day period and payments in respect of such Indebtedness may resume upon the earliest to occur of (i) the date on which such default is cured or waived in writing by the lenders under the Facility Agreement, (ii) 91 days after the date the Notes are paid in full, (iii) the date 179 days after the date on which the Payment Blockage Notice is received, and (iv) the date the Payment Blockage Notice is rescinded;

(2) that in the event of any voluntary or involuntary insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar

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proceedings in connection therewith relative to the Company or to its property, then (a) the lenders under the Facility Agreement shall be paid in full in cash in respect of all of the Obligations (as defined in the Facility Agreement), including without limitation, any interest due and payable under the Notes whether or not such interest is an allowed claim in such proceeding, before any holder of such subordinated Indebtedness (“Debt Holder”) is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of such subordinated Indebtedness and (b) until the Obligations are paid in full in cash, any payment or distribution to which such Debt Holder would otherwise be entitled shall be made to the lenders under the Facility Agreement;

(3) If any payment or distribution of any character by or on behalf of the Company, whether in cash, securities or other property, in respect of such subordinated Indebtedness shall (despite these subordination provisions) be received by any Debt Holder in violation of any provision of this definition before the Obligations shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the lenders under the Facility Agreement, to the extent necessary to pay the Obligations in full in cash;

(4) Debt Holders will not request relief from the stay except and to the extent the lenders under the Facility Agreement request and obtain relief from the stay;

(5) Such subordinated Indebtedness bears interest at a market rate; and

(6) Such additional terms as are customary for such subordinated Indebtedness, including lien subordination, standstill on remedies and with respect to waiver of any claims under Sections 506(c), 552 and 1111(b) of Title 11 of the U.S. Code, as amended.

(e) “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

(f) “Deerfield Convertible Notes” means the senior secured convertible notes, as amended from time to time, issued by the Company to Deerfield Private Design Fund III, L.P. pursuant to the Facility Agreement.

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(g) “Deerfield Designee” means one of the directors of the company whom the Deerfield Investor is entitled to designate in accordance with that certain Amended and Restated Voting Agreement of even date herewith.

(h) “Deerfield Term Notes” means the term notes, as amended from time to time, issued by the Company to Deerfield Private Design Fund III, L.P. pursuant to the Facility Agreement.

(i) “Deerfield Warrants” shall mean the warrants, as amended from time to time, to purchase shares of Series D Preferred Stock issued by the Company to Deerfield Private Fund III, L.P. pursuant to the Facility Agreement.

(j) “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(l) “Excluded Registration” means (i) a registration relating to the sale of securities to employees, directors or consultants of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered; or (v) a registration statement for an IPO.

(m) “FDA” means the U.S. Food and Drug Administration.

(n) “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

(o) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(p) “GAAP” means United States generally accepted accounting principles consistently applied as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession).

(q) “Holder” means any holder of Registrable Securities who is a party to this Agreement.

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(r) “Indebtedness” means the following:

(1) all indebtedness for borrowed money;

(2) all the deferred purchase price of assets or services (other than payables) which, in accordance with GAAP, would be shown to be a liability (or on the liability side of a balance sheet);

(3) all guarantees of indebtedness;

(4) all letters of credit issued or acceptance facilities established for the account of the Company, including, without duplication, all drafts drawn thereunder;

(5) all capitalized lease obligations;

(6) all indebtedness (except pursuant to this clause f) of another Person secured by any lien on any property of the Company, whether or not such indebtedness has been assumed or is recourse (with the amount thereof, in the case of any such indebtedness that has not been assumed by the Company, being measured as the lower of (x) the fair market value of such property and (y) the amount of the indebtedness secured); and

(7) indebtedness created or arising under any conditional sale or title retention agreement.

(s) “Intangible Assets” means all intangible assets of the Company, including, but not limited to, its technology and intellectual property.

(t) “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

(u) “Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Intellectual Property (as defined in the Purchase Agreement).

(v) “Key Holder Registrable Securities” means any Common Stock issuable or issued upon the conversion or exercise of Preferred Stock held by a Key Holder.

(w) “Major Investor” means the Deerfield Investor or any Investor or Key Holder that, individually or together with such Investor’s or Key Holder’s Affiliates, holds at least 50,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

(x) “NDA” means a “new drug application”, as defined in the United States Food, Drug, and Cosmetic Act (the “Act”), as amended, and applicable FDA rules and regulations, including an application of the type described in section 505(b)(2) of the Act.

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(y) “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities; provided, however, that the Series D-1 Preferred Stock issued as contemplated in the Purchase Agreement, the Deerfield Warrants and Deerfield Convertible Notes issued as contemplated in the Facility Agreement, and any equity securities issued, directly or indirectly, upon the conversion or exercise thereof, shall not be “New Securities” for purposes of this Agreement.

(z) “Notes” means the Deerfield Term Notes and the Deerfield Convertible Notes.

(aa) “Other Securities” means, at any time, those securities which do not constitute Registrable Securities or Primary Securities and as to which the Company has a contractual obligation to include in a registration statement under the Securities Act.

(bb) “Permitted Indebtedness” means:

(1) the Company’s Obligations (as defined in the Facility Agreement);

(2) Indebtedness to trade creditors in the ordinary course of business;

(3) Indebtedness existing as of the date hereof and paid only pursuant to the provisions of the agreements evidencing such Indebtedness;

(4) Indebtedness in respect of performance bonds, surety bonds, bank guaranties and similar instruments incurred in the ordinary course of business;

(5) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(6) Indebtedness in respect of netting services, overdraft protections and other similar and customary services in connection with deposit accounts;

(7) Indebtedness in respect of purchase money financing, capital lease obligations and equipment financing facilities covering existing and newly-acquired equipment, including for the acquisition, installation, qualification and validation of such equipment up to an aggregate amount not to exceed $250,000 at any time outstanding;

(8) Indebtedness to employees in respect of benefit plans and employment and severance arrangements;

(9) Indebtedness on Customary Subordination Terms in an aggregate principal amount not to exceed $20,000,000 and with a maturity not earlier than 91

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days after the final maturity of the Notes incurred after (a) a Qualified IPO has closed, (b) June 30, 2016 or (c) the FDA has accepted the Company’s NDA for KP201 for review, the Company has delivered a Disbursement Request (as defined in the Facility Agreement) for the Second Disbursement (as defined in the Facility Agreement) and the Second Disbursement (as defined in the Facility Agreement) has not been effected;

(10) Indebtedness in respect of documentary letters of credit or bankers acceptances issued or created for the account of the Company or any of its subsidiaries to facilitate the purchase, shipment or storage of such inventory or goods;

(11) Indebtedness arising from judgments or decrees not constituting an “Event of Default” under Section 5.4(e) of the Facility Agreement; and

(12) Indebtedness on Customary Subordination Terms not otherwise permitted hereunder in an aggregate principal amount of $500,000 at any time outstanding with a maturity not earlier than 91 days after the final maturity of the Notes.

(cc) “Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(dd) “Primary Securities” means at any time the shares of Common Stock held in treasury by the Company, authorized but unissued and unreserved for issuance to holders of any other securities or derivative instruments in connection with the conversion thereof.

(ee) “Qualified IPO” means the closing of the sale of shares of the Common Stock to the public at a price of at least $1.25 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to Common Stock), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, with at least $25,000,000 of gross proceeds to the Company and a listing of the Common Stock on the Nasdaq Stock Market or the New York Stock Exchange.

(ff) “Registrable Securities” means (a) the Common Stock issuable or issued upon conversion of (i) the Preferred Stock held by the Investors, (ii) the shares of Series D Preferred Stock, and Common Stock issuable upon conversion thereof, issuable upon conversion of the Deerfield Convertible Notes and upon exercise of the Deerfield Warrants (without regard to any limitation on conversion or exercise of the Deerfield Convertible Notes or Deerfield Warrants and regardless of whether such conversion or exercise has occurred) and (iii) any shares of Preferred Stock issuable upon the exercise of any outstanding warrants issued by the Company held by the Investors, (b) any Common Stock acquired by the Investors after the date hereof or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof, including any Common Stock issued or issuable upon conversion of Preferred Stock that is issued or issuable upon exercise of any Deerfield Warrants or Deerfield Convertible Notes

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(without regard to any limitation or exercise or conversion of the Deerfield Convertible Notes or Deerfield Warrants and regardless of whether such exercise has occurred) but excluding any Common Stock issued or issuable directly or indirectly to Investors in connection with any equity compensation plan or agreement; (c) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Subsection 2.10; and (d) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (a) and (b) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1.

(gg) “Registrant Expiration Period” has the meaning ascribed to it in Subsection 2.4(a) hereof.

(hh) “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities (including the Deerfield Convertible Notes and Deerfield Warrants without regard to any limitation on the number of shares issuable upon exercise or conversion thereof) that are Registrable Securities.

(ii) “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

(jj) “SEC” means the Securities and Exchange Commission.

(kk) “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(ll) “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

(mm) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(nn) “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

(oo) “Series D Director” means any director of the Company that the holders of record of the Series D Preferred Stock are entitled to elect pursuant to the Company’s Voting Agreement.

(pp) “Threshold Amount” means, without duplication, shares of Series D Preferred Stock held by the Deerfield Investor, Deerfield Warrants, Deerfield Convertible Notes, shares of Series D Preferred Stock issued upon exercise or conversion of Deerfield

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Warrants and Deerfield Convertible Notes or shares of Common Stock issued upon conversion of all such shares of Series D Preferred Stock, representing (assuming, for these purposes, a full exercise and conversion of all such Deerfield Warrants and Deerfield Convertible Notes and a full conversion of all shares of Series D Preferred Stock whether or not any such exercise or conversion has actually occurred) 15% of the total number of shares of Common Stock (without regard to any limitation on the number of shares issuable on exercise of the Deerfield Warrants or Deerfield Convertible Notes) issued or issuable upon exercise or conversion of all Deerfield Warrants and Deerfield Convertible Notes issued to the Deerfield Investor and conversion of the Series D Preferred issued or issuable upon such exercise or conversion and the conversion of all other shares of Series D Preferred Stock held by the Deerfield Investor.

(qq) “Voting Agreement” means that certain Amended and Restated Voting Agreement, dated as of the date hereof, by and among the Company and the signatories thereto as may be amended from time to time.

1.2 For the avoidance of doubt, any reference to the conversion of shares of Series D Preferred Stock into Common Stock contained in this Agreement shall include, without limitation, any reclassification of the outstanding shares of Series D Preferred Stock into shares of Common Stock effected pursuant to the terms of that certain Certificate of Amendment to the Certificate of Incorporation of the Company dated as of February 19, 2015.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) three (3) years after the date of this Agreement or (ii) 180 days after the effective date of the registration statement for the IPO, the Company receives a request from the Deerfield Investor (the “Initiating Holders”) that the Company file a Form S-1 registration statement covering the registration of Registrable Securities with an anticipated aggregate offering price, net of Selling Expenses, of at least $15 million), then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders have requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time, and from time to time, when it is eligible to use a Form S-3 registration statement, the Company receives a request from the Initiating Holders that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all

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Registrable Securities requested to be included in such registration by the Initiating Holders and any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) The Initiating Holders shall be entitled to no more than two (2) registrations pursuant to Sections 2.1(a) and (b) above, taken together.

(d) If the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer (or other authorized officer) of the Company stating that in the good faith judgment of the board of directors of the Company (the “Board of Directors”) it would be materially detrimental to the Company and its stockholders for the registration statement requested pursuant to this Section 2.1 to be filed, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company’s obligations to comply with its obligations under this Section 2.1 shall be deferred for a period not to exceed ninety (90) days from the date that such notice was given by the Company to the Initiating Holders; provided that the Company shall only be permitted one deferral pursuant to this Section 2.1(d) in any twelve-month period; and, provided, further, that the Company shall not register any securities for its own account or the account of any other Shareholder during such 90-day period unless such registration is an Excluded Registration.

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for shareholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) for a registration pursuant to Section 2.1 will be selected by the Company, with the consent of the Initiating Holders, which consent shall not be unreasonably withheld, delayed or conditioned. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the

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inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the underwriter(s) may limit the number of shares proposed to be included in such registration and underwriting as follows, subject to Section 2.10(b) hereof:

(1) first, the Other Securities shall be excluded from such registration to the extent so required by such limitation such that the number of shares to be included by such holders of Other Securities shall be determined on a pro rata basis based upon the aggregate number of Other Securities held by each such holder seeking registration;

(2) second, to the extent further limitation is required by the underwriters, the Registrable Securities not held by the Initiating Holders or Cowen shall be excluded from such registration to the extent so required by such limitation such that the number of shares to be included by such Holders shall be determined on a pro rata basis based upon the aggregate number of Registrable Securities held by Holders seeking registration who are not the Initiating Holders or Cowen;

(3) third, to the extent further limitation is required by the underwriter(s), the Primary Securities shall be excluded from such registration to the extent so required by such limitation; and

(4) fourth, to the extent further limitation is required by the underwriter(s), the Registrable Securities held by the Initiating Holders and Cowen shall be excluded from such registration to the extent required by such limitation such that the number of shares to be included by the Initiating Holders and Cowen shall be determined on a pro rata basis based upon the aggregate number of Registrable Securities held by the each of the Initiating Holders and Cowen.

To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriter(s), and then only in such quantity as the underwriter(s) in their sole discretion determine will not jeopardize the success of the offering by the Company. The underwriter(s) for a registration initiated by the Company pursuant to Subsection 2.2 will be selected by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the number of securities to be sold (other

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than by the Company) that the underwriter(s) in the underwriter(s)’ reasonable discretion determine(s) is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriter(s) and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriter(s) determine(s) that less than all of the securities requested to be registered can be included in such offering, then the underwriter(s) may limit the number of shares proposed to be included in such registration and underwriting as follows:

(1) first, the Other Securities shall be excluded from such registration to the extent so required by such limitation such that the number of shares to be included by such holders of Other Securities shall be determined on a pro rata basis based upon the aggregate number of Other Securities held by each such holder seeking registration;

(2) second, to the extent further limitation is required by the underwriters, the Registrable Securities not held by the Deerfield Investor or Cowen shall be excluded from such registration to the extent so required by such limitation such that the number of shares to be included by such Holders shall be determined on a pro rata basis based upon the aggregate number of Registrable Securities held by Holders seeking registration (other than the Deerfield Investor and Cowen);

(3) third, to the extent further limitation is required by the underwriter(s), the Registrable Securities held by the Deerfield Investor and Cowen shall be excluded from such registration to the extent required by such limitation such that the number of shares to be included by the Deerfield Investor and Cowen shall be determined on a pro rata basis based upon the aggregate number of Registrable Securities held by each of the Deerfield Investor and Cowen; and

(4) fourth, to the extent further limitation is required by the underwriter(s), the Primary Securities shall be excluded from such registration to the extent so required by such limitation.

To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a

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period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to 180 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold and (iii) any registration statement registering Registrable Securities issuable (directly or indirectly) upon exercise or conversion of the Deerfield Warrants or Deerfield Convertible Notes (or upon conversion of any shares of Preferred Stock issued or issuable upon conversion thereof) should remain effective until the earlier of (A) the six-month anniversary of the time at which all of the Deerfield Warrants have been exercised and all the principal amounts under the Deerfield Convertible Notes have been converted and (B) the six-month anniversary of the end of the term of the Deerfield Warrants and the time on which all principal amounts under Deerfield Convertible Notes have been fully satisfied (the “Registrant Expiration Period”);

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

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(h) promptly make available for inspection by the selling Holders, any underwriters participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriters or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2.5 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and, to the extent the Deerfield Investor is participating in a registration pursuant to Section 2, the reasonable and documented out-of-pocket fees and disbursements of one counsel for the Deerfield Investor (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Initiating Holders agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, such Initiating Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Initiating Holders shall not forfeit their right to one registration pursuant to

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Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and shareholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

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(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights.

(a) Except to the extent permitted by paragraph (b) of this Section 2.9, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, which majority must include the Deerfield Investor, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such

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agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Deerfield Investor that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder;

(b) In connection with any financings permitted pursuant to the terms of subsections (ix) and (xii) of the definition of “Permitted Indebtedness” hereunder in which the Person or Persons providing such financing receive Common Stock or any securities that are directly or indirectly convertible into Common Stock, the Company may grant to the holders or prospective holders providing such financing (referred to as “Subordinated Holders”) the right to initiate a demand for registration of such Common Stock held by Subordinated Holders provided that (i) such grant and the terms applicable thereto are on arms’ length terms; (ii) in connection therewith, the Company and the Subordinated Holders enter into a registration rights agreement in customary form that does not conflict with the registration rights or procedures provided under this Agreement; and (iii) if the underwriter(s) determine that less than all of the securities requested to be registered pursuant to such registration can be included in such offering, the number of shares to be included in such registration by Subordinated Holders shall be limited as follows:

(1) first, the Other Securities (except the Other Securities held by the Subordinated Holders) shall be excluded from such registration to the extent so required by such limitation such that the number of shares to be included by such holders of Other Securities shall be determined on a pro rata basis based upon the aggregate number of Other Securities held by each such holder seeking registration;

(2) second, to the extent further limitation is required by the underwriters, the Registrable Securities not held by the Deerfield Investor or Cowen shall be excluded from such registration to the extent so required by such limitation such that the number of shares to be included by such Holders shall be determined on a pro rata basis based upon the aggregate number of Registrable Securities held by Holders seeking registration (other than the Deerfield Investor and Cowen);

(3) third, to the extent further limitation is required by the underwriter(s), the Primary Securities shall be excluded from such registration to the extent so required by such limitation; and

(4) fourth, to the extent further limitation is required by the underwriters(s), the Other Securities held by Subordinated Holders and the Registrable Securities held by the Deerfield Investor and Cowen shall be excluded from such registration pro rata to the extent so required by such limitation such that the number of shares to be included by the Subordinated Holders, the Deerfield Investor and Cowen shall be determined on a pro rata basis based upon the aggregate number of Other Securities and Registrable Securities held by the Subordinated Holders, the Deerfield Investor and Cowen, respectively.

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To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

2.11 “Market Stand-off” Agreement.

(a) Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days (the “Lock-Up Period”), directly or indirectly, (i) lend, offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the Holder in accordance with the rules and regulations promulgated under the Exchange Act (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the Holder or with respect to which the Holder has or hereafter acquires the power of disposition, (iii) engage in any short selling of the Common Stock, or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii). If the Holder is an officer or director of the Company, the Holder further agrees that the foregoing provisions shall be equally applicable to any Company-directed shares of Common Stock the Holder may purchase in the IPO.

(b) The foregoing provisions of this Subsection 2.11 shall apply only to the IPO and shall not apply to (1) if the Holder is a natural person, any transfers made by the Holder (i) as a bona fide gift to any member of the immediate family (as defined below) of the Holder or to a trust the direct or indirect beneficiaries of which are the Holder or members of the Holder’s immediate family, (ii) by will or intestate succession upon the death of the Holder or by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, or (iii) as a bona fide gift to a charity or educational institution, (2) if the Holder is a corporation, partnership, limited liability company or other business entity, any transfers to any stockholder, limited partner, general partner or member of, or owner of a similar equity interest in, the Holder, as the case may be, if, in any such case, such transfer is not for value, (3) if the Holder is a corporation, partnership, limited liability company or other business entity, any transfer made by the Holder (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the Holder’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the Holder’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (ii) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the Holder and such transfer is not for value, (4) if the Holder is a trust, any transfers to a beneficiary of such trust or to the estate of a beneficiary of such trust if, in any such case, such transfer is not for value, (5) exercises of (i) stock options granted pursuant to an equity incentive or other plan described in the Registration Statement, (ii) warrants to purchase shares of Common Stock or other securities or (iii) other securities convertible into or exercisable or

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exchangeable for Common Stock or other securities (including, in each such case, by cashless exercise to the extent permitted by the instruments representing such stock options, warrants or other securities), provided that in any such case the securities issued upon exercise shall be subject to the provisions of this Agreement, (6) transfers of shares of Common Stock or other securities to the Company in connection with the vesting or exercise of any equity awards granted pursuant to an equity incentive or other plan described in the Registration Statement and held by the Holder to the extent as may be necessary to satisfy tax withholding obligations pursuant to the Company’s equity incentive or other plans, provided, that in the case of any such transfer no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall be required, and no such filing shall be made voluntarily, in each case, prior to the expiration of the Lock-Up Period, (7) transfers to the Company pursuant to agreements under which the Company has an option to repurchase such securities, or a right of first refusal with respect to the transfers of such securities, (8) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the Lock-Up Period, and provided further that no public announcement of the establishment or existence of such plan, and no filing with the SEC or any other regulatory authority in respect thereof, shall be required, and no such public announcement or filing shall be made voluntarily, in each case, prior to the expiration of the Lock-Up Period, (9) the conversion of the outstanding shares of preferred stock of the Company into Common Stock in connection with the consummation of the Offering, provided that any such Common Stock received upon such conversion shall be subject to the provisions of this Agreement, (10) (i) transactions relating to securities acquired in open market transactions after the date of the Offering or (ii) if the Holder is not an officer or director of the Company, transfers or other dispositions of shares of Common Stock purchased by the Holder in the Offering; provided, that in the case of any such transactions, transfers or dispositions, no public announcement thereof, and no filing with the SEC or any other regulatory authority in respect thereof, shall be required, and no such public announcement or filing shall be made voluntarily, in each case, prior to the expiration of the Lock-Up Period other than a filing, solely with respect to the Deerfield Investor, on a Form made after the expiration of the Lock-up Period or any required beneficial ownership filings under Section 13 of the Exchange Act, and (11) any transfer to the underwriters in the IPO pursuant to the underwriting agreement, provided, further, that in the case of any transfer described in clause (1), (2), (3) or (4) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to the managing underwriters, acting on behalf of the underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Section 2.11 (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Holder and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the managing underwriters, and (B) if the Holder is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period, the Holder shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift, by will or intestate succession or by operation of law or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a stockholder, limited partner, general partner or member of, or owner of a similar

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equity interest in, the Holder and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (x) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the Holder’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the Holder’s assets or (y) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the Holder and such transfer is not for value or, in the case of any transfer pursuant to clause (4) above, such transfer is being made to a trustee or beneficiary of such trust or to the estate of a beneficiary of such trust and such transfer is not for value; provided, further, that, in the case of any transfer described in clause (7) above, if the Holder is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period, the Holder shall include a statement in such report to the effect that such transfer is being made pursuant to a right of repurchase or a right of first refusal by the Company. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the Holder; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

(c) Each Holder further agrees that (1) it will not, during the Lock-Up Period, make any demand or request for or exercise any right, including, but not limited to, any such rights of the Holder described in Section 2 hereof, with respect to the registration under the Securities Act of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (2) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the Holder, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

(d) The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.

(e) Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer,

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except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2.12. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell,

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pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(d) Notwithstanding the foregoing, the provisions of this Section 2.12 shall not apply to the Deerfield Warrants or Deerfield Convertible Notes (including any transfer thereof) or any Registrable Securities issuable (directly or indirectly) under the terms of the Deerfield Warrants or Deerfield Convertible Notes and any restrictive legends otherwise provided under this Section 2.12 shall be removed upon an IPO.

2.13 Termination of Registration Rights.

(a) The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time, (the “Certificate”);

such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

the two-year anniversary of the IPO.

(b) Notwithstanding the provisions of Subsection 2.13(a) hereof, the right of the Deerfield Investor to request registration or inclusion of any Registrable Securities held by it in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earlier of (i) such time that all outstanding Deerfield Warrants and Deerfield Convertible Notes have been exercised or converted, as applicable, in full and Rule 144 or another similar exemption under the Securities Act is available for the sale of all Registrable Securities held the Deerfield Investor without limitation during a three-month period without registration or (ii) six-months following the later to occur of (x) the expiration of the Deerfield Warrants and (y) payment in full or termination of the Deerfield Convertible Notes.

3. Information Rights.

3.1 Delivery of Financial Statements. (a) If the Company is not required to file reports pursuant to the Exchange Act, the Company shall deliver to each Deerfield Investor

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quarterly unaudited consolidated financial statements within sixty (60) days after the end of each of the first three fiscal quarters of the Company following the date of this Agreement and within forty-five (45) days after the end of each fiscal quarter of each fiscal year thereafter, and, commencing with the fiscal year ending December 31, 2015, audited annual consolidated financial statements within one hundred twenty (120) days after the end of each year prepared in accordance with GAAP in the United States or such other jurisdiction as may be applicable with a report thereon by the Company’s independent certified public accountants; (b) if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the Company will timely file with the SEC (subject to appropriate extensions made under Rule 12b-25 of the Exchange Act) any annual reports, quarterly reports and other periodic reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act; and (c) the Company will provide to the Deerfield Investor copies of all documents, reports, financial data and other information that the Deerfield Investor may reasonably request, including amendments to its Certificate and Bylaws promptly after their effectiveness.

If, for any period, the Company has any subsidiary, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

3.2 Inspection. During regular business hours and upon reasonable notice the Company will permit the Deerfield Investor to, (x) not more than once each calendar quarter at their own expense, visit and inspect any of the properties, examine the books of account and records of the Company or its subsidiaries and (y) discuss the Company’s affairs, finances and accounts with its officers; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Termination of Information. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate, whichever event occurs first.

3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective

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purchaser of any Registrable Securities from such Investor, if a transfer to such prospective purchase is permitted and such prospective purchaser agrees to be bound by the provisions of this Subsection 3.4; (iii) to any existing or prospective Affiliate, partner, member, shareholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, and provided, further, that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner (x) agrees to enter into this Agreement and each of the Voting Agreement and Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, as amended from time to time, among the Company, the Investors and the other parties named therein, as a “Major Investor” under each such agreement and (y) agrees to purchase at least such number of New Securities as are allocable hereunder to the Major Investor holding the fewest number of Preferred Stock and any other Derivative Securities.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor, without regard, in the case of the Deerfield Warrants and Deerfield Convertible Notes, to any limitation on exercise or conversion thereunder) bears to the total Common Stock of the Company then held by all the Major Investors (including all shares of Common Stock issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by the Major Investors). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares

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specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the thirty (30) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate); and (ii) shares of Common Stock issued in the IPO.

4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Certificate, whichever event occurs first.

5. Additional Covenants

5.1 The Company shall use its commercially reasonable efforts to obtain from financially sound and reputable insurers, Directors and Officers liability insurance and term “key-person” insurance on Travis Mickle, in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The key-person policy shall name the Company as loss payee, and neither policy shall be cancelable by the Company without prior approval by the Board of Directors, including the Series D Directors (as defined in the Certificate). Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Series D Director is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $10 million unless approved by such Series D Director, and the Company shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to the Deerfield Investor and any Major Investor who holds greater than 1,500,000 shares (as adjusted for any stock split, stock dividend, combination, or

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other recapitalization or reclassification effected after the date hereof) of the Company’s Series D-1 Preferred Stock a certification that such a Directors and Officers liability insurance policy remains in effect. Each Key Holder hereby covenants and agrees that, to the extent such Key Holder is named under such key-person policy, such Key Holder will execute and deliver to the Company, as reasonably requested, a written notice and consent form with respect to such policy.

5.2 Unless otherwise determined by the Board of Directors, the Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement; and (ii) each Key Employee to enter into a one (1) year noncompetition and nonsolicitation agreement, substantially in the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the unanimous consent of the Series D Directors, if any.

5.3 Unless otherwise approved by the Board of Directors, including the Series D Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, (i) providing for vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months and (ii) providing for a market stand-off provision substantially similar to that in Subsection 2.11.

5.4 The Company shall use commercially reasonable efforts to cause the shares of Senior Preferred Stock issued pursuant to the Purchase Agreement or the Facility Agreement or issuable upon conversion of the Deerfield Convertible Notes or upon exercise of the Deerfield Warrants, as well as any shares of Common Stock into which any such shares of Senior Preferred Stock are converted, within the meaning of Section 1202(f) of the Internal Revenue Code (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however that such requirement shall not be applicable if the Board of Directors determines, in its good faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall submit to its shareholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Investor a written statement indicating whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Investor such factual information in the Company’s possession as is reasonably necessary to enable such Investor to determine whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

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5.5 Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors. The Company shall cause to be established, as soon as practicable and will maintain, an audit and compensation committee, each of which shall consist solely of non-management directors. Each non-employee director shall be entitled to attend the meetings of any committee of the Board of Directors.

5.6 If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate, or elsewhere, as the case may be.

5.7 The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.8 The Company hereby agrees and acknowledges that the Deerfield Investor and Cowen (each, together with its Affiliates) (collectively, the “Institutional Investors”) are professional investment institutions, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, the Institutional Investors shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by the Institutional Investors in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of the Institutional Investors to assist any such competitive company, whether or

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not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.9 Deerfield Approval Rights. The Company shall not (and shall not permit any subsidiary to), either directly or indirectly, by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law, the Certificate or any agreement to which the Company is a party) the prior written consent of the Deerfield Investor:

(a) incur Indebtedness other than Permitted Indebtedness;

(b) create, or hold capital stock in, any subsidiary that is not wholly-owned, either directly or through one or more subsidiaries, by the Company, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company;

(c) effect an IPO; provided, however, that this Section 5.9(c) shall not apply (i) to a Qualified IPO, (ii) after June 30, 2016 or (iii) after the FDA has accepted the Company’s NDA for KP201 for review, the Company has delivered a Disbursement Request (as defined in the Facility Agreement) for the Second Disbursement (as defined in the Facility Agreement) and the Second Disbursement under the Facility Agreement has not been effected;

(d) issue any equity securities, including, but not limited to the issuance of rights to purchase securities, to the Company’s employees, directors, consultants or advisory board members as compensation; provided, however, that such approval shall not be required for the issuance, grant or award of any equity securities to the Company’s employees, directors, consultants and advisory board members, so long as the equity securities issued, granted or awarded are approved by the Board of Directors or its compensation committee, and the aggregate number of such equity securities granted and Common Stock issued in connection therewith do not exceed 6,000,000 in the aggregate, including the 4,264,000 options already granted pursuant to the terms of the Company’s existing option plan; and

(e) sell, lease, transfer, market, license, pledge, encumber or otherwise dispose of (in a single transaction or a series of related transactions):

all or substantially all of its assets; or

any of its material Intangible Assets, if, and only if, the Board of Directors does not unanimously approve such transaction.

5.10 Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.7 and 5.8, shall terminate and be of no further force or effect (i) immediately before the consummation of an IPO, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate, whichever event occurs first.

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6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) (i) by a Holder to a transferee of Registrable Securities that is an Affiliate, partner, member, shareholder or wholly-owned subsidiary of a Holder; or (ii) by a Holder to a transferee of Registrable Securities that, after such transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or (iii) by the Deerfield Investor if immediately following such transfer, the Deerfield Investor continues to hold the Threshold Amount or any such transferee of Deerfield Warrants, Deerfield Convertible Notes or other Registrable Securities held by Deerfield and its Affiliates hold, immediately following such transfer, Deerfield Warrants, Deerfield Convertible Notes or other Registrable Securities held by Deerfield in which the shares of Series D Preferred Stock or Common Stock issuable upon exercise or conversion of such Deerfield Warrants and Deerfield Convertible Notes (without regard to any limitation of the number of shares issuable on exercise or conversion of such Deerfield Warrants and Deerfield Convertible Notes), represent at least the Threshold Amount; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11 and (z) such transferee is not a Competitor of the Company. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee that is an Affiliate or shareholder of a Holder shall be aggregated together and with those of the transferring Holder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of New York.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during

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normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications to the Company shall be sent to the address as set forth on the Company’s signature page hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.5. All communications to each Shareholder shall be sent to the most recent address of such Shareholder as set forth on the Company’s records, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.5, provided that the Company shall provide each Shareholder the address of the other parties hereto, solely for the purpose of providing notice hereunder, upon the written request thereof.

6.6 Amendments and Waivers. This Agreement may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company, (b) the Deerfield Investor and (c) the Shareholders holding a majority of the Registrable Securities then outstanding (with all such shares voting as a single class and on an as-converted to Common Stock basis). Any amendment, modification, termination or waiver so effected shall be binding upon the Company, the Investors, the Key Holders and all of their respective successors and permitted assigns whether or not such party, assignee or other shareholder entered into or approved such amendment, modification, termination or waiver. Notwithstanding the foregoing, (i) this Agreement may not be amended, modified or terminated and the observance of any term hereunder may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder unless such amendment, modification, termination or waiver applies to all Investors and Key Holders, respectively, in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction) and (ii) the consent of the Key Holders shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination or waiver does not apply to the Key Holders. The Company shall give prompt written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

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6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series D or any Deerfield Convertible Notes or Deerfield Warrants or Series D-1 Preferred Stock after the date hereof pursuant to the Facility Agreement, Purchase Agreement or upon exercise or conversion of any outstanding warrants, the Deerfield Warrants or the Deerfield Convertible Notes, as applicable, any recipient of such shares of Series D, Deerfield Convertible Notes, Deerfield Warrants or Series D-1 Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, borough of Manhattan for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the above-named courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

6.14 Effectiveness. This Agreement shall be effective only following (i) the execution of this Agreement by (a) the Company, (b) the Deerfield Investor, (c) Cowen and (d) the Shareholders who were signatories to the Prior Agreement holding a majority of the then outstanding shares of Common Stock held by all such Shareholders or issuable upon conversion of (i) the outstanding shares of Preferred Stock held by the Investors who are signatories to the Prior Agreement and (ii) the shares of Preferred Stock issuable upon conversion of the outstanding Deerfield Convertible Notes and upon exercise of the outstanding Deerfield Warrants (with all such shares voting as a single class and on an as-converted to Common Stock basis), and (ii) the execution of the Purchase Agreement by the Company and Cowen.

6.15 Effect on Prior Agreement. Upon the effectiveness of this Agreement, the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

KEMPHARM, INC.

By:	/s/ Travis C. Mickle
Name:	Travis C. Mickle, Ph.D.
Title:	President and Chief Executive Officer

Address:	2656 Crosspark Road, Suite 100
Coralville, IA 52241
Fax: (319) 665-2577
Email: rjohnson@kempharm.com
Attn: Gordon K. Johnson

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS

/s/ Travis C. Mickle
Travis C. Mickle, Ph.D.

/s/ Christal M.M. Mickle
Christal M.M. Mickle

/s/ Gordon K. Johnson
Gordon K. Johnson

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

COWEN KP INVESTMENT LLC

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KEMPHARM, INC.

SERIES D-1 PREFERRED STOCK FINANCING AGREEMENTS

Counterpart Signature Page

Reference is hereby made to that certain (i) Amended and Restated Investors’ Rights Agreement (the “IRA”), dated, or to be dated, as of the Effective Date (as defined below), by and among KEMPHARM, INC., a Delaware corporation (the “Company”), each of the Investors (as defined in the IRA) party thereto and each of the Key Holders (as defined in the IRA) party thereto, (ii) Amended and Restated Voting Agreement (the “Voting Agreement”), dated, or to be dated, as of the Effective Date, by and among the Company, each of the Investors (as defined in the Voting Agreement) party thereto and each of the Key Holders (as defined in the Voting Agreement) party thereto and (iii) Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR and Co-Sale Agreement”), dated, or to be dated, as of the Effective Date, by and among the Company, each Investor (as defined in the ROFR and Co-Sale Agreement) party thereto and each Key Holder (as defined in the ROFR and Co-Sale Agreement) party thereto (together with the IRA and Voting Agreement and as each such agreement may be amended from time to time, the “Series D-1 Preferred Stock Financing Agreements”). For purposes hereof, “Effective Date” shall mean the date of the closing of the first sale by the Company of shares of its Series D-1 Convertible Preferred Stock or such earlier date as may be determined by the Company in its sole discretion.

By execution of this Counterpart Signature Page to the Series D-1 Preferred Stock Financing Agreements, the undersigned hereby: (a) acknowledges receipt of a copy of each of the Series D-1 Preferred Stock Financing Agreements; and (b) agrees to become a party to, be bound by and obtain the benefit of and the rights and restrictions of (i) the IRA, as an “Investor” thereunder, (ii) the Voting Agreement, as an “Investor” thereunder, and (iii) the ROFR and Co-Sale Agreement, as an “Investor” thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the SERIES D-1 PREFERRED STOCK FINANCING AGREEMENTS as of February 19, 2015.

NICHOLAS J. AALBERS AND SANDRA M. AALBERS, TRUSTEES OF THE NICHOLAS J. AALBERS & SANDRA M. AALBERS REVOCABLE TRUST U/T/A DATED MAY 16, 2006

/s/ Nicholas J. Aalbers (Signature)

/s/ Sandra M. Aalbers (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SERIES D-1 PREFERRED STOCK FINANCING AGREEMENTS

COUNTERPART SIGNATURE PAGE

TD AMERITRADE CLEARING INC., CUSTODIAN FBO SANDRA AALBERS, ROTH IRA

/s/ Sandra Aalbers (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA CUSTODIAN FBO STEVEN ABEL ROTH IRA

/s/ Steven Abel (Signature)

Steve Abel (Name and Title of Signer, if Signing on Behalf of an Entity)

RANDY K. & KATHLEEN S. ADAMS, TRUSTEES FOR THE ADAMS FAMILY LIVING TRUST U/T/D FEBRUARY 19, 2010

/s/ Randy Adams (Signature)

Trustee – Randy Adams (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KAREN ADAMSON

/s/ Karen Adamson
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO AG EXPRESS ELECTRONICS, INC. DEFINED BENEFIT PENSION PLAN, ROGER L. ANDERSEN OR THOMAS F. WHITE OR STEVEN N. SCHMIDT OR JOHN P. SLAVENS AS TRUSTEES

/s/ Roger L. Andersen (Signature)

Roger L. Andersen, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

ERIC W AITCHISON

/s/ Eric Aitchison (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GARY AMERMAN & MARY ALICE AMERMAN, JTWROS

/s/ Gary Amerman (Signature)

/s/ Mary Alice Amerman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO ROGER L. ANDERSEN ROTH IRA

/s/ Roger L. Andersen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. FBO AG EXPRESS ELECTRONICS, INC. SAFE HARBOR 401K PSP, ROGER ANDERSEN. TRUSTEE FBO ROGER L. ANDERSEN

/s/ Roger L. Andersen (Signature)

Roger L. Andersen, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: MARLENE ANDERSON, IRA

/s/ Marlene A. Anderson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

WAYNE C. ANDERSON AND MARLENE A. ANDERSON TRUSTEES FOR THE MARLENE A. & WAYNE C. ANDERSON TRUST

/s/ Marlene A. & Wayne C. Anderson Trust (Signature)

Marlene A. & Wayne C. Anderson Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

MARLENE A. ANDERSON AND WAYNE C. ANDERSON AS TRUSTEES OF THE MARLENE A. ANDERSON AND WAYNE C. ANDERSON TRUST U/A/D MAY 8, 2009

/s/ Marlene A. & Wayne C. Anderson Trust (Signature)

Marlene A. & Wayne C. Anderson Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KENNETH L. AUGUSTINE & JANICE K. AUGUSTINE AS TRUSTEES FOR THE KENNETH & JANICE AUGUSTINE REVOCABLE TRUST U/T/A DATED OCTOBER 5, 1990

/s/ Kenneth L. Augustine
(Signature)

Kenneth L. Augustine Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

MICHAEL G. BADEAUX & MAUREEN P. BADEAUX, TRUSTEES OF THE MICHAEL G. BADEAUX & MAUREEN P. BADEAUX REVOCABLE TRUST U/T/A DATED NOVEMBER 7, 2007

/s/ Michael G. Badeaux
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DUSTIN BAHNSEN

/s/ Dustin Bahnsen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO DUSTIN BAHNSEN ROTH IRA

/s/ Dustin Bahnsen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TRAVIS BAHNSEN

/s/ Travis Bahnsen (Signature)

Travis Bahnsen (Name and Title of Signer, if Signing on Behalf of an Entity)

MARK G. BARNETT & ROBIN W. BARNETT JTWROS/TIC

/s/ Mark Barnett (Signature)

/s/ Robin W. Barnett (Signature)

Mark Barnett (Name and Title of Signer, if Signing on Behalf of an Entity)

Robin W. Barnett (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: SIAA MIDAMERICA INC. 401(K) FBO: REBA G. BARRETT

/s/ Reba G. Barrett (Signature)

Reba G. Barrett, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: THOMAS A BARRETT, ROTH IRA

/s/ Thomas A. Barrett (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

THOMAS A. BARRETT AND REBA G. BARRETT, JTWROS

/s/ Thomas A. Barrett (Signature)

/s/ Reba G. Barrett (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO JON E. BARTON ROTH IRA

/s/ Jon Edward Barton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

PHILIP A. BEAR AS TRUSTEE FOR THE ROFE TRUST U/T/A DATED DECEMBER 3, 1992

/s/ Philip A. Bear (Signature)

Philip A. Bear, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: PATRICIA A. BECKER, IRA

/s/ Patricia A. Becker (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCOTT BECKWITH AND KATHY BECKWITH, TIC (50/50)

/s/ Scott Beckwith (Signature)

/s/ Kathy Beckwith (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LEO E. & GLORIA D. BEEBOUT AS TRUSTEES FOR THE LEO E. & GLORIA D. BEEBOUT REVOCABLE TRUST

/s/ Leo E. Beebout, Trustee (Signature)

/s/ Gloria D. Beebout, Trustee (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LEO E. BEEBOUT & GLORIA D. BEEBOUT AS TRUSTEES FOR THE LEO E. & GLORIA D. BEEBOUT REVOCABLE TRUST

/s/ Gloria D. Beebout, Trustee (Signature)

/s/ Leo E. Beebout, Trustee (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

LEO E. BEEBOUT & GLORIA D. BEEBOUT, TRUSTEES OF THE LEO E. BEEBOUT AND GLORIA D. BEEBOUT REVOCABLE TRUST U/T/A DATED FEBRUARY 24, 2006

/s/ Leo E. Beebout, Trustee (Signature)

/s/ Gloria D. Beebout, Trustee (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO MICHAEL A. BEELER, ROTH IRA

/s/ Michael A. Beeler (Signature)

Michael A. Beeler (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO AMY L BEISBIER ROTH IRA

/s/ Amy L. Beisbier (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO GARY B. BENSON ROTH IRA

/s/ Gary B. Benson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO KAY F. BENSON IRA ACCT# 913-953630

/s/ Kay F. Benson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

FLOYD D. BENTZ AND BEVERLY A. BENTZ AS TRUSTEES FOR THE FLOYD D. AND BEVERLY A. BENTZ REVOCABLE TRUST

/s/ Floyd D. Bentz (Signature)

/s/ Beverly A. Bentz (Signature)

Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FLOYD D. BENTZ AND BEVERLY A. BENTZ AS TRUSTEES FOR THE FLOYD D. BENTZ AND BEVERLY A. BENTZ REVOCABLE TRUST

/s/ Floyd D. Bentz (Signature)

/s/ Beverly A. Bentz (Signature)

Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SANJIB BERA AND BINDU BERA, JTWROS

/s/ Sanjib Bera (Signature)

/s/ Bindu Bera (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DONNIS L. BERGMAN & ADELIA E. BERGMAN AS TRUSTEES FOR THE TRUST AGREEMENT OF DONNIS L. BERGMAN U/T/A DATED DECEMBER 14, 2005

/s/ Donnis L. Bergman, Trustee (Signature)

/s/ Adelia E. Bergman, Trustee (Signature)

Donnis L. Bergman, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

Adelia E. Bergman, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARLIN BERGMAN & SHEREE BERGMAN, TRUSTEES OF THE MARLIN AND SHEREE BERGMAN TRUST U/T/A DATED MARCH 30, 2000

/s/ Marlin Bergman (Signature)

/s/ Sheree Bergman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

NATIONAL FINANCIAL SERVICES LLC FBO WILLIAM R. BERNDT ROTH IRA

/s/ William R. Berndt (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO BERNHARDT & SMITH ORTHODONTICS PC 401K PLAN, MELISSA BERNHARDT AND BLAIR SMITH, TRUSTEES FBO MELISSA K. BERNHARDT

/s/ Melissa Bernhardt (Signature)

Melissa Bernhardt (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO TERESA L. BESTELL, ROTH IRA

/s/ Teresa L. Bastell (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BARNEY M. BISHOP AND KATHLEEN A. BISHOP, TRUSTEES, OR THEIR SUCCESSORS IN TRUST, UNDER THE BISHOP LIVING TRUST, DATED NOVEMBER 6, 2013, AND ANY AMENDMENTS THERETO

/s/ Barney Bishop (Signature)

Barney Bishop, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Kathleen A. Bishop (Signature)

Kathleen A. Bishop, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

BARNEY M. BISHOP AND KATHLEEN A. BISHOP, JTWROS

/s/ Barney Bishop (Signature)

Barney Bishop, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Kathleen A. Bishop (Signature)

Kathleen A. Bishop, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO JOHN BLACK ROTH IRA ACCT# 954-900431

/s/ John Black (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

THOMAS R. BOCKHAUS

/s/ Thomas R. Bockhaus (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: FRANCIS B BOESEN, IRA

/s/ Frank Boesen (Signature)

Frank Boesen (Francis) (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CRAIG A. BOLIN TRUSTEE FOR THE CRAIG A. & MARILYN J. BOLIN REVOCABLE TRUST

/s/ Craig A. Bolin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO LORI J. BOOTE IRA ACCT# 913-916046

/s/ Lori Boote (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO ROBERT H BOOTH SEP IRA

/s/ Robert H. Booth (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ROBERT H BOOTH ROTH IRA

/s/ Robert H. Booth (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

KATHERINE L. BOWMAN AND NICHOLAS C. BOWMAN JTWROS

/s/ Katherine L. Bowman (Signature)

/s/ Nicholas C. Bowman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO BRIAN BOYLE IRA

/s/ Brian Boyle (Signature)

President (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BFB HOLDINGS, LLC

/s/ Brian Boyle (Signature)

Brian Boyle, President (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO BRIAN F. BOYLE SEP IRA

/s/ Brian Boyle (Signature)

President (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO BRIAN F. BOYLE, ROTH IRA

/s/ Brian Boyle (Signature)

President (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EARL E. BRABB & GISELA M. BRABB, TRUSTEES OF THE BRABB REVOCABLE TRUST U/T/D DECEMBER 3, 1986 RESTATED MARCH 14, 2003

/s/ Gisela M. Brabb (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GERALD BRAVARD & LINDA BRAVARD, JTWROS

/s/ Linda B. Bravard (Signature)

/s/ Gerald Bravard (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

THOMAS C BREWER & LORI A BREWER, JTWROS

/s/ Thomas C. Brewer
(Signature)

/s/ Lori A. Brewer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING, INC., CUSTODIAN FBO WHOLE HOG HEALTH 401K PLAN, RONNIE L. BRODERSEN TRUSTEE, FBO RONNIE L. BRODERSEN

/s/ Ronnie L. Brodersen
(Signature)

Ronnie L. Brodersen
(Name and Title of Signer, if Signing on Behalf of an Entity)

STEPHEN BROWN AND HELEN BROWN, JTWROS

/s/ Stephen Brown
(Signature)

/s/ Helen Brown
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ROBERT BRUMMER AND LORI BRUMMER JTWROS

/s/ Robert Brummer
(Signature)

/s/ Lori A. Brummer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO NORA K. BURTNETT ROTH IRA ACCT# 913-981080

/s/ Nora K. Burtnett
(Signature)

Nora K. Burtnett
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: KENNETH L. BUTTERS IRA

/s/ Kenneth L. Butters IRA
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JERRY D. CAHAIL AND KAREN L. CAHAIL, TRUSTEES FOR THE JERRY AND KAREN CAHAIL TRUST DATED OCTOBER 15, 2013

/s/ Karen Cahail, Trustee
(Signature)

/s/ Jerry D. Cahail, Trustee
(Signature)

Jerry & Karen Cahail Trust
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO CARRIE L CAMPBELL ROTH IRA

/s/ Carrie Campbell
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ROBERT P. CAMPBELL AND CARRIE L. CAMPBELL, JTWROS

/s/ Robert P. Campbell
(Signature)

/s/ Carrie Campbell
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING, INC. CUSTODIAN FBO TERRY CAMPBELL, ROTH IRA

/s/ Terry M. Campbell
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEAR ING INC, CUSTODIAN FBO CANFIELD HOLDING COMPANY, INC. 401K, LARRY CANFIELD, TRUSTEE FBO MARY CANFIELD

/s/ Mary Canfield
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LYLE CARPENTER & JEAN CARPENTER AS TRUSTEES FOR THE LYLE & JEAN CARPENTER TRUST

/s/ LL Carpenter
(Signature)

Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO CARPENTER UNIFORM COMPANY 401K PSP, ROBERT CARPENTER, TRUSTEE FBO ROBERT CARPENTER

/s/ Robert E. Carpenter
(Signature)

Robert E. Carpenter, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ARNOLD J CARTER ROTH IRA

/s/ Arnold Carter
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ARNOLD J. CARTER AND JANICE K. CARTER JTWROS

/s/ Arnold J. Carter
(Signature)

/s/ Janice K. Carter
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

CHRISTOPHER A. CARTER & MEREDITH A. CARTER, JTWROS

/s/ Christopher Carter (Signature)

/s/ Meredith Carter (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: CHRISTOPHER A. CARTER IRA

/s/ Christopher Carter (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JENNIFER CARTER AND TROY CARTER, JTWROS

/s/ Jennifer Carter (Signature)

/s/ Troy Carter (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DONALD CHAFFIN & VERONA CHAFFIN, JTWROS

/s/ Donald Chaffin (Signature)

/s/ Verona Chaffin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO CHARLES W. CHAMPION ROTH IRA

/s/ Charles W. Champion (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DEAN P. CHANG, TRUSTEE OF THE FAMILY TRUST, CREATED UNDER THE DEAN AND GINNY CHANG FAMILY REVOCABLE TRUST DATED MAY 23, 2005 AND ANY AMENDMENTS THERETO

/s/ Dean P. Chang (Signature)

Dean P. Chang, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

DEAN P. CHANG

/s/ Dean P. Chang (Signature)

Dean P. Chang, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GUOCHEN CHI AND JINGYING XU, JTWROS

/s/ Guochen Chi (Signature)

/s/ Jingying Xu (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ALLAN CHILTON & KELLEE CHILTON, JTWROS

/s/ Allan Chilton (Signature)

/s/ Kellee Chilton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO GARY CHIN ROTH IRA

/s/ Gary S. Chin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GARY S. CHIN, TRUSTEE OF THE GARY S. CHIN FAMILY TRUST U/A/D 10/28/2002

/s/ Gary S. Chin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

CHITTENDEN INVESTMENTS LLC

/s/ Robert E. Chittenden, Partner (Signature)

Robert E. Chittenden, Partner (Name and Title of Signer, if Signing on Behalf of an Entity)

LYNN CHRISTENSEN

/s/ Lynn D. Christensen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GARY W. KOCH AS TRUSTEE OF THE MARITAL SHARE TRUST CREATED UNDER ARTICLE IV OF THE LAST WILL AND TESTAMENT OF ROBERT A. CHRISTENSEN, DATED MARCH 18, 1999

/s/ Gary W. Koch (Signature)

Gary W. Koch, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

KEVIN CHRISTIANS

/s/ Kevin Christians (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

THOMAS C. CLARK & DEBRA J. CLARK, JTWROS

/s/ Thomas C. Clark (Signature)

/s/ Debra J. Clark (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO LAURENCE J. CLAUSON ROTH IRA

/s/ Laurence J. Clauson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LAURENCE J. CLAUSON AND LINDA M. CLAUSON AS TRUSTEES OF THE LAURENCE J. CLAUSON AND LINDA M. CLAUSON REVOCABLE TRUST UAD JUNE 1, 2006

/s/ Laurence J. Clauson (Signature)

/s/ Linda M. Clauson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO ADAM STONE CLAYPOOL ROLLOVER IRA

/s/ Adam S. Claypool (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DAVID L. CLAYPOOL AND ALICIA P. CLAYPOOL, JTWROS

/s/ David L. Claypool (Signature)

/s/ Alicia P. Claypool (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO MARILYN A. COGHLAN ROTH IRA ACCT# 913-920309

/s/ Marilyn A. Coghlan (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO ROBERT J. COGHLAN ROTH IRA ACCT# 954-910643

/s/ Robert J. Coghlan (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO ROBERT J COGHLAN IRA

/s/ Robert J. Coghlan (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SUNWEST TRUST, CUSTODIAN FBO ROBERT J. COGHLAN IRA

/s/ Casey Love (Signature)

Casey Love, IRA Specialist (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO BETH A. COLWELL ROTH IRA

/s/ Beth A. Colwell (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MICHAEL T. COLWELL & BETH A. COLWELL, JTWROS

/s/ Beth A. Colwell (Signature)

/s/ Michael T. Colwell (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TERRY H. CONNOR

/s/ Terry H. Connor (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO RONALD D. CORDIE IRA

/s/ Ronald D. Cordie (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DOUGLAS E. CROSS & KAREN H. CROSS AS TRUSTEES FOR THE DOUGLAS E. CROSS & KAREN H. CROSS REVOCABLE TRUST

/s/ Douglas E. Cross
(Signature)

/s/ Karen H. Cross
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TAMARA L. CROSS AND JOSHUA E. CROSS, TRUSTEES OF THE TAMARA L. CROSS LIVING TRUST DATED JULY 11, 2011, AND ANY AMENDMENTS THERETO.

/s/ Joshua Cross (Signature)

/s/ Tamara Cross (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOSHUA E. CROSS & TAMARA L. CROSS AS TRUSTEES FOR THE JOSHUA E. CROSS & TAMARA L. CROSS REVOCABLE TRUST

/s/ Joshua Cross (Signature)

/s/ Tamara Cross (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARVIN R. CROSS & NANCY E. CROSS AS TRUSTEES FOR THE MARVIN R. & NANCY E. CROSS REVOCABLE TRUST

/s/ Marvin R. Cross (Signature)

/s/ Nancy E. Cross (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

KENNETH CROUSE & SHARON CROUSE AS TRUSTEES FOR THE REVOCABLE KENNETH & SHARON CROUSE TRUST

/s/ Kenneth Crouse (Signature)

Kenneth Crouse, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

THE KENNETH AND SHARON CROUSE TRUST

/s/ Kenneth Crouse (Signature)

Kenneth Crouse, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: KIRK CUNNINGHAM, ROTH IRA

/s/ Kirk B. Cunningham (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

STEVEN CURRELL

/s/ Steven Currell (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: JIM D. DANBOM, ROTH IRA

/s/ Jimmy D. Daubom (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO JIM D. DANBOM IRA

/s/ Jimmy D. Danbom (Signature)

Jimmy D. Danbom (Name and Title of Signer, if Signing on Behalf of an Entity)

JAMES L. DAUBENDIEK

/s/ James L Daubendiek (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO MICHAEL DAVENPORT IRA

/s/ Michael J Davenport (Signature)

Michael J. Davenport (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MICHAEL DAVENPORT & JULIE DAVENPORT, JTWROS

/s/ Michael Davenport (Signature)

/s/ Julie Davenport (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

POKY FEEDERS INC.

/s/ Kirk Dechant (Signature)

Kirk P. Dechant, CFO Poky Feeders Inc. (Name and Title of Signer, if Signing on Behalf of an Entity)

DEERFIELD PRIVATE DESIGN FUND III, L.P.

/s/ David J. Clark (Signature)

David J. Clark, Authorized Signatory (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO BARBARA J. DENK, IRA

/s/ Barbara J. Denk (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DEWAAY HOLDING COMPANY LP

/s/ Donald G. DeWaay (Signature)

Donald G. DeWaay (Name and Title of Signer, if Signing on Behalf of an Entity)

ROBERT W. DOBBS AND SUZANNE L. DOBBS, TRUSTEES OF THE ROBERT W. DOBBS AND SUZANNE L. DOBBS FAMILY TRUST U/T/D OCTOBER 12, 1993

/s/ Robert W. Dobbs
(Signature)

/s/ Suzanne L. Dobbs
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARK K. DONOVAN & ANN M. DONOVAN AS TRUSTEES FOR THE MARK K. & ANN M. DONOVAN REVOCABLE TRUST

/s/ Mark K. Donovan
(Signature)

/s/ Ann M. Donovan
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MARK K. DONOVAN AND ANN M. DONOVAN, TRUSTEES OF THE MARK K. DONOVAN AND ANN M. DONOVAN REVOCABLE TRUST DATED SEPTEMBER 27, 2008

/s/ Mark K. Donovan
(Signature)

/s/ Ann M. Donovan
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SUNWEST TRUST, CUSTODIAN FBO MARK K. DONOVAN IRA

/s/ Casey Love
(Signature)

Casey Love, IRA Specialist
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO INSIGHT WEALTH GROUP LLC 401K PLAN, ANDREW DORR, ANDREW KLEIS, AND KARLTON KLEIS TRUSTEES FBO ANDREW T. DORR

/s/ Andrew T. Dorr
(Signature)

Andrew T. Dorr
(Name and Title of Signer, if Signing on Behalf of an Entity)

GEORGE A. DOWELL, II AND EVELYN H. DOWELL, TRUSTEES, OR THEIR SUCCESSOR, UNDER THE DOWELL REVOCABLE INTER-VIVOS TRUST DATED JUNE 18, 1999, AS AMENDED AND RESTATED ON NOVEMBER 22, 2005

/s/ George A. Dowell
(Signature)

George A. Dowell II Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA CUSTODIAN FBO MATTHEW DOWNS ROTH IRA

/s/ Matthew P. Downs
(Signature)

Matthew P. Downs, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO RICHARD J. DRECKMAN, IRA ACCT # 913-960490

/s/ Richard J. Dreckman
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GREGORY H. DYER & BARBARA J. DYER, TRUSTEES OF THE GREGORY H. DYER AND BARBARA J. DYER REVOCABLE TRUST U/T/A DATED APRIL 21, 2006

/s/ Barbara J. Dyer (Signature)

/s/ Gergory H. Dyer (Signature)

Barbara J. Dyer Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

Gergory H. Dyer Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

PAUL D. EBERLINE, INDIVIDUAL

/s/ Dr. Paul D. Eberline (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: KEITH R ECKHART, ROTH IRA

/s/ Keith Eckhart (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

EDGAR ENTERPRISES LLC

/s/ Mallory M. Parmerlee (Signature)

Mallory M. Parmerlee, Managing Member (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO JANE ENGELHARDT IRA

/s/ Jane Engelhardt (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO PAUL ESPEY, ROTH IRA

/s/ Paul Espey (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

RONALD FARRELL AND JUDITH FARRELL, TIC

/s/ Ronald A. Farrell (Signature)

/s/ Judith Farrell (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO A JEANNE FAUST ROTH IRA

/s/ A. Jeanne Faust (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ROBERT & JEANNE FAUST AS TRUSTEES FOR THE ROBERT & JEANNE FAUST REVOCABLE TRUST

/s/ A. Jeanne Faust (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

PAULA S. FEHRING

/s/ Paula S. Fehring (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVID M. FENTON & ELIZABETH JANE FENTON AS TRUSTEES FOR THE DAVID M. FENTON & ELIZABETH JANE FENTON REVOCABLE TRUST

/s/ David M. Fenton (Signature)

/s/ Elizabeth Jane Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DAVID M. FENTON & ELIZABETH JANE FENTON, TRUSTEES OF THE DAVID M. FENTON AND ELIZABETH JANE FENTON REVOCABLE TRUST U/T/A DATED 12/9/2004

/s/ David M. Fenton (Signature)

/s/ Elizabeth Jane Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVID M. FENTON & ELIZABETH JANE FENTON AS TRUSTEES OF THE DAVID M. FENTON AND ELIZABETH JANE FENTON REVOCABLE TRUST UAD DECEMBER 9, 2004

/s/ David M. Fenton (Signature)

/s/ Elizabeth Jane Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO DAVID M. FENTON, ROTH IRA

/s/ David M. Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DAVID M. FENTON

/s/ David M. Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ELIZABETH JANE FENTON

/s/ Elizabeth Jane Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: ELIZABETH J. FENTON, ROTH IRA

/s/ Elizabeth J. Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KARLA ANN FENTON

/s/ Karla Ann Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TONY JOE FENTON

/s/ Tony J. Fenton (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JACK R. FIELDS & MELISSA A. KEVORKIAN, JTWROS

/s/ Jack R. Fields (Signature)

/s/ Melissa A. Kevorkian (Signature)

/s/ (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JACKIE FIELDS AND MELISSA KEVORKIAN, JTWROS

/s/ Jack R. Fields (Signature)

/s/ Melissa A. Kevorkian (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MARTHA A. FIFER AS TRUSTEE FOR THE MARTHA A. FIFER LIVING TRUST

/s/ Thomas L. Fifer (Signature)

/s/ Martha L. Fifer (Signature)

Thomas L. Fifer & Martha A. Fifer, Trustees (Name and Title of Signer, if Signing on Behalf of an Entity)

THOMAS L. FIFER AS TRUSTEE FOR THE THOMAS L. FIFER LIVING TRUST

/s/ Thomas L. Fifer (Signature)

/s/ Martha L. Fifer (Signature)

Thomas L. Fifer & Martha A. Fifer, Trustees (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THOMAS L. FIFER AND MARTHA FIFER AS TRUSTEES FOR THE THOMAS L. FIFER LIVING TRUST

/s/ Thomas L. Fifer (Signature)

/s/ Martha L. Fifer (Signature)

Thomas L. Fifer & Martha A. Fifer, Trustees (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO LINDA FLEAGLE ROTH IRA

/s/ Linda Fleagle (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MATTHEW FOX & TAMMY FOX, JTWROS

/s/ Matthew Fox (Signature)

/s/ Tammy Fox (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

WILLIAM & LYNN FRANK AS TRUSTEES FOR THE WILLIAM & LYNN FRANK TRUST

/s/ William R. Frank, Trustee (Signature)

/s/ Lynn K. Frank, Trustee (Signature)

William R. Frank, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

Lynn K. Frank, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

WILLIAM R. FRANK & LYNN K. FRANK, TRUSTEES OF THE WILLIAM AND LYNN FRANK TRUST U/T/A DATED NOVEMBER 22,1999

/s/ William R. Frank, Trustee (Signature)

/s/ Lynn K. Frank, Trustee (Signature)

William R. Frank, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

Lynn K. Frank, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

W. KENNETH FREED AND DIANNE K. FREED, JTWROS

/s/ W. Kenneth Freed (Signature)

/s/ Dianne K. Freed (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO INDIANOLA VETERINARY CLINIC 401K FBO ROBERT L. FREESE ACCT# 913-001863

/s/ Robert L. Freese (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO JULIE FRETT, ROTH IRA

/s/ Julie Frett (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GINA FRIEDRICHSEN

/s/ Gina Friedrichsen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MATT FRIEDRICHSEN

/s/ Matt Friedrichsen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING, INC, CUSTODIAN FBO MATTHEW D. FRIEDRICHSEN ROTH IRA

/s/ Matthew Friedrichsen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO CURTIS FRIIS SIMPLE IRA ACCT# 913-903449

/s/ Curtis Friis (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GARRETT BANCSHARES, LTD

/s/ Dan Thompson (Signature)

Dan Thompson, V.P. (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO LESTER H. GAUSE IRA

/s/ L. H. Gause (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: DR. JAMES GERMAN, ROTH IRA

/s/ James D. German, D.O. (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARVIN L. GERSTANDT AND CECILIA M. GERSTANDT JTWROS

/s/ Cecilia M. Gerstandt (Signature)

/s/ Marvin L. Gerstandt (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO HONOR P GIBSON ROTH IRA

/s/ Honor P. Gibson (Signature)
Honor P. Gibson (Name and Title of Signer, if Signing on Behalf of an Entity)

GLANZER ASSET MANAGEMENT LLC

/s/ Chad Glanzer (Signature)

Chad Glanzer, President (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO VICKI J. GLENN IRA

/s/ Vicki J. Glenn (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

RICHARD D GOECKE

/s/ Richard Goecke (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVE G. GOODMAN AND CAROLINE J. GOODMAN, JTWROS

/s/ Dave G. Goodman (Signature)

/s/ Caroline J. Goodman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO BARBARA J. GORDON ROTH IRA ACCT# 913-912421

/s/ Barbara J. Gordon
(Signature)

Barbara J. Gordon
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DALE W. GORDON ROTH IRA

/s/ Dale W. Gordon
(Signature)

Dale W. Gordon
(Name and Title of Signer, if Signing on Behalf of an Entity)

DENNIS GOUGION & KATHLEEN GOUGION, JTWROS

/s/ Dennis Gougion
(Signature)

Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

PERSHING LLC CUSTODIAN FBO DALE A. GRAFF IRA

/s/ Dale A. Graff
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MIKE GRASSO AND WANDA GRASSO, JTWROS

/s/ Mike Grasso
(Signature)

/s/ Wanda Grasso
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO EVERETT L. GRASTY ROTH IRA

/s/ Everett L. Grasty (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EVERETT L. GRASTY AND CARLA J. GRASTY JTWROS

/s/ Everett L. Grasty (Signature)

/s/ Carla J. Grasty (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOHN A. GRAVATT AND JENNIFER L. GRAVATT JTWROS

/s/ John A. Gravatt (Signature)

/s/ Jennifer L. Gravatt (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

WILLIAM J. GRAVATT AND CYNTHIA A. GRAVATT TRUSTEES OF THE WILLIAM & CYNTHIA GRAVATT FAMILY REVOCABLE TRUST UTD FEBRUARY 11, 2014

/s/ William J. Gravatt (Signature)

/s/ Cynthia A. Gravatt (Signature)

William J. Gravatt (Name and Title of Signer, if Signing on Behalf of an Entity)

Cynthia A. Gravatt (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

WILLIAM R. GRAVATT TRUSTEE OF THE WILLIAM R. GRAVATT REVOCABLE TRUST U/T/A DATED DECEMBER 1, 2009

/s/ William R. Gravatt (Signature)

William R. Gravatt Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

WILLIAM R. GRAVATT

/s/ William R. Gravatt (Signature)

William R. Gravatt Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO JEFFEY GROSS IRA ACCT# 913-922733

/s/ Jeff J. Gross (Signature)

Jeff J. Gross (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SVEN GUENTHER

/s/ Sven Guenther (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO BRIAN S. GUGAT IRA

/s/ Brian Gugat (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MARLENE S. HADLEY, TRUSTEE OF THE MARLENE S. HADLEY REVOCABLE TRUST AGREEMENT U/T/D JANUARY 22, 2014

/s/ Marlene S. Hadley (Signature)

Marlene S. Hadley, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JANET HAGEN, INDIVIDUAL

/s/ Janet Hagen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BARRY HAGER AND LESLEE HAGER, JTWROS

/s/ Barry Hager (Signature)

/s/ Leslee Hager (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. FBO BANKERS TRUST COMPANY, TRUSTEE OF DES MOINES EYE SURGEONS 401(K) PROFIT SHARING PLAN U/A DATED AUGUST 25, 1976 FBO BRADLEY D. HAMMER

/s/ Bradley D. Hammer (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THE FIRST NATIONAL BANK IN SIOUX FALLS, TRUSTEE FBO OPTHAMOLOGY LTD. PSP FBO BRYAN HAMMER

/s/ Kim Eggebraaten (Signature)

/s/ Bryan J. Hammer (Signature)

Kim Eggebraaten, Vice President (Name and Title of Signer, if Signing on Behalf of an Entity)

JAMES H. HAMMER & MARGARET C. HAMMER TRUSTEES OF THE HAMMER FAMILY TRUST U/T/D DATED OCTOBER 11, 2005

/s/ James H. Hammer (Signature)

/s/ Margaret C. Hammer (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BLAKE & SUSAN HANKE, JTWROS

/s/ Blake Hanke (Signature)

/s/ Susan Hanke (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BLAKE HANKE & SUSAN HANKE JTWROS

/s/ Blake Hanke (Signature)

/s/ Susan Hanke (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

CHARLES R. HANSEN, INDIVIDUAL

/s/ Charles Hansen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO DEBORAH HANSEN ROTH IRA

/s/ Deborah E. Hansen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: DEBORAH E. HANSEN, ROTH IRA

/s/ Deborah E. Hansen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO PHILLIP HANSEN ROTH IRA

/s/ Phillip Russell Hansen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: PHILLIP R. HANSEN, ROTH IRA

/s/ Phillip Russell Hansen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BRUCE L. HANSON, INDIVIDUAL

/s/ Bruce Hanson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVID HANSON, INDIVIDUAL

/s/ David C. Hanson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVID C. HANSON, INDIVIDUAL W/TOD

/s/ David C. Hanson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO TIMOTHY T. HART, ROTH IRA

/s/ Timothy Hart (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO RUTH HASKINS ROTH IRA

/s/ Ruth E. Haskins (Signature)

Ruth E. Haskins (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO DYNAMICS & CONTROL LLC RETIREMENT 401K PLAN FBO DOUGLAS HAVENHILL

/s/ Douglas Havenhill (Signature)

Douglas Havenhill (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BRUCE E. HAYES AND DEBRA L. HAYES, JTWROS

/s/ Bruce E. Hayes (Signature)

/s/ Debra L. Hayes (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SCOTT J. HEBENSTREIT & SHEILA S. HEBENSTREIT, JTWROS

/s/ Scott Hebenstreit (Signature)

/s/ Sheila Hebenstreit (Signature)

Scott Hebenstreit (Name and Title of Signer, if Signing on Behalf of an Entity)

Sheila Hebenstreit (Name and Title of Signer, if Signing on Behalf of an Entity)

SCOTT HEBENSTREIT & SHEILA HEBENSTREIT, JTWROS

/s/ Scott Hebenstreit (Signature)

/s/ Sheila Hebenstreit (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO SHEILA S. HEBENSTREIT ROTH IRA

/s/ Sheila Hebenstreit (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO WILLIAM J. HEFFRON IRA ACCT# 913-978640

/s/ William J. Heffron (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SUNWEST TRUST, CUSTODIAN FBO WILLIAM HEFFRON IRA

/s/ Casey Love (Signature)

Casey Love, IRA Specialist (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TANYA HELLER, INDIVIDUAL

/s/ Tanya R. Heller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: DANIEL HENSLEY, IRA

/s/ David L. Hensley (Signature)

David L. Hensley (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DANIEL L. HENSLEY IRA ACCT# 913-911217

/s/ David L. Hensley (Signature)

David L. Hensley (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

LINDSAY S. HENSON, INDIVIDUAL

/s/ Lindsay S. Henson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DENNIS W. & VICTORIA L. HILL AS TRUSTEES FOR THE DENNIS W. & VICTORIA L. HILL REVOCABLE TRUST

/s/ Dennis W. Hill (Signature)

Dennis W. Hill, Trustees for the Victoria Hill Revocable Trust (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Victoria L. Hill (Signature)

Victoria L. Hill, Trustees for the Victoria Hill Revocable Trust (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO VICTORIA L. HILL ROTH IRA

/s/ Dennis W. Hill (Signature)

Dennis W. Hill, Trustees for the Victoria Hill Revocable Trust (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Victoria L. Hill (Signature)

Victoria L. Hill, Trustees for the Victoria Hill Revocable Trust (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EDWARD D JONES & CO CUSTODIAN FBO LEO HIMMELBERG ROTH IRA

/s/ Leo Himmelberg (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

WILL HOEKMAN AND DIXIE HOEKMAN, JTWROS

/s/ Will Hoekman (Signature)

/s/ Dixie Hoekman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JEFF WARREN HOGAN FAMILY TRUST

/s/ Trevor Hogan (Signature)

Trevor Hogan Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO RYAN M. HOLTHAUS ROTH IRA

/s/ Ryan Holthaus (Signature)

Ryan Holthaus (Name and Title of Signer, if Signing on Behalf of an Entity)

LARRY J. AND RITA C. HOLTKAMP

/s/ Rita C. Holtkamp (Signature)

/s/ Larry J. Holtkamp (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LARRY J. HOLTKAMP AND RITA C. HOLTKAMP, TIC

/s/ Rita C. Holtkamp (Signature)

/s/ Larry J. Holtkamp (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO STEPHEN C. HOOK, ROTH IRA

/s/ Stephen C. Hook (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO DAVID W HOPE IRA

/s/ David W. Hope (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO CONNIE HORSMAN IRA

/s/ Connie C. Horsman (Signature)

Connie C. Horsman (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CONNIE HORSMAN

/s/ Connie C. Horsman (Signature)

Connie C. Horsman (Name and Title of Signer, if Signing on Behalf of an Entity)

CONNIE HORSMAN & GREG HORSMAN, JTWROS

/s/ Connie C. Horsman
(Signature)

/s/ Greg Horsman
(Signature)

Connie C. Horsman
(Name and Title of Signer, if Signing on Behalf of an Entity)

Greg Horsman
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: ALAN J. HOWERZYL, IRA

/s/ Alan J. Howerzyl
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

LAWRENCE J. HOWERZYL AS TRUSTEE FOR THE LAWRENCE J. HOWERZYL FAMILY TRUST

/s/ Lawrence J. Howerzyl
(Signature)

Lawrence J. Howerzyl Family Trust
(Name and Title of Signer, if Signing on Behalf of an Entity)

DAN R. HULBERT & DIANE L. HULBERT, JTWROS

/s/ DR Hulbert
(Signature)

/s/ Diane L. Hulbert
(Signature)

JTWROS
(Name and Title of Signer, if Signing on Behalf of an Entity)

HAROLD HULME

/s/ Harold Arlan Hulme
(Signature)

Harold Arlan Hulme
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO HAROLD A. HULME ROTH IRA

/s/ Harold Arlan Hulme
(Signature)

Harold Arlan Hulme
(Name and Title of Signer, if Signing on Behalf of an Entity)

PETER HUTCHISON AND JANET HUTCHISON, JTWROS

/s/ Pete Hutchison
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

INTEGRI-T SOLUTIONS, LLC

/s/ Larry D. Thompson
(Signature)

Larry D. Thompson, Member and President of Board
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KENNETH L. ISENBERG & GRETCHEN G. ISENBERG AS TRUSTEES FOR THE KENNETH L. & GRETCHEN G. ISENBERG REVOCABLE TRUST

/s/ Gretchen G. Isenberg
(Signature)

Gretchen G. Isenberg TTEE
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO JOEL JACKSON ROTH IRA

/s/ Joel Jackson
(Signature)

Joel Jackson
(Name and Title of Signer, if Signing on Behalf of an Entity)

JOEL E. JACKSON, INDIVIDUAL

/s/ Joel Jackson
(Signature)

Joel Jackson
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: TAX STRATEGIES & SOLUTIONS 401K PLAN FBO: PATRICK JAMES

/s/ Patrick James
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

EDWARD D JONES & COMPANY CUSTODIAN FBO PATRICK JAMES IRA

/s/ Patrick James
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

WAYNE JARVIS & CHERYL JARVIS, JTWROS

/s/ Wayne Jarvis
(Signature)

/s/ Cheryl Jarvis
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ROBERT JECK & CINDY JECK JTWROS

/s/ Robert H. Jeck (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO MARVIN J. JENKINS ROTH IRA ACCT# 954-908541

/s/ Marvin James Jenkins (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO HOMETOWN FOODS 401K PSP FBO JOANI JOHNSON ACCT# 913-007217

/s/ Joani Johnson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MIKE JOHNSON AND BRENDA JOHNSON, JTWROS

/s/ Mike Johnson (Signature)

Mike Johnson (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Brenda K. Johnson (Signature)

Brenda K. Johnson (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO JEAN E. JOHNSON IRA

/s/ Jean E. Johnson (Signature)

Jean E. Johnson, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SCOTT T. JOHNSON

/s/ Scott T. Johnson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TODD JOHNSON AND SUSAN JOHNSON, JTWROS

/s/ Todd Johnson (Signature)

/s/ Susan Johnson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING, INC. CUSTODIAN FBO: TOM J. JOHNSON ROTH IRA

/s/ Tom J. Johnson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GARY D. JOHNSTON & CONNIE S. JOHNSTON, JTWROS

/s/ Gary Dean Johnston (Signature)

/s/ Connie S. Johnston (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO: JEAN E. JOHNSTON ROLLOVER IRA

/s/ Jean E. Johnston (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

RICK W. JORGENSON & SHARON L. JORGENSON AS TRUSTEES FOR THE RICK W. JORGENSON & SHARON L. JORGENSON REVOCABLE TRUST

/s/ Rick W. Jorgenson (Signature)

/s/ Sharon L. Jorgenson (Signature)

Trustees (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: CONRAD L. JUNGMANN, ROTH IRA

/s/ Conrad L. Jungmann (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: CONRAD L. JUNGMANN, ROLLOVER IRA

/s/ Conrad L. Jungmann (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

CONRAD L. & ROSEMARY JUNGMANN AS TRUSTEES FOR THE CONRAD L. JUNGMANN & ROSEMARY JUNGMANN REVOCABLE TRUST

/s/ Conrad Jungmann (Signature)

Conrad Jungmann, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Rosemary Jungmann (Signature)

Rosemary Jungmann, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO MARK KADOW IRA ACCT# 913-969170

/s/ Mark Kadow (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING, INC, CUSTODIAN FBO C WENGER GROUP INC 401K PSP: SCOTT WIER OR TOM VANDER WELL TRUSTEES FBO CHRISTIN KARKIAINEN

/s/ Scott A. Wier (Signature)

Scott A. Wier, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

JEAN G. KARR & ROBERT W. KARR AS TRUSTEES FOR JEAN G. KARR REVOCABLE TRUST

/s/ Robert W. Karr (Signature)

Robert W. Karr, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

KIMBERLY A. KARSTEN

/s/ Kimberly A. Karsten (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

LEO C. & JOLEEN M. KASPERBAUER AS TRUSTEES FOR THE LEO C. KASPERBAUER TRUST AND LEO C. & JOLEEN M. KASPERBAUER AS TRUSTEES FOR THE JOLEEN M. KASPERBAUER TRUST, TIC

/s/ Joleen M. Kasparbauer, Trustee (Signature)

/s/ Leo C. Kasparbauer, Trustee (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

NORBERT KASPERBAUER & MARY ANN KASPERBAUER AS TRUSTEES FOR THE NORBERT KASPERBAUER TRUST AND NORBERT KASPERBAUER & MARY ANN KASPERBAUER AS TRUSTEES FOR THE MARY ANN KASPERBAUER TRUST, TIC

/s/ Norbert Kasperbauer (Signature)

Norbert Kasperbauer, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Mary Ann Kasperbauer (Signature)

Mary Anne Kasperbauer, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: ROGER KASPERBAUER, SEP IRA

/s/ Roger J. Kasperbauer DC (Signature)

Roger J. Kasperbauer DC (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

PERSHING LLC AS CUSTODIAN FBO ROGER J. KASPERBAUER SEP IRA

/s/ Roger J. Kasperbauer DC (Signature)

Roger J. Kasperbauer DC (Name and Title of Signer, if Signing on Behalf of an Entity)

JOHN V. KAY AND MICHELLE F. KAY, TRUSTEES OF THE JOHN V. AND MICHELLE F. KAY FAMILY TRUST U/T/A DATED APRIL 30, 2009

/s/ John Kay (Signature)

/s/ Michelle Kay (Signature)

Trustees (Name and Title of Signer, if Signing on Behalf of an Entity)

ROGER E. & SHEILA M. KENTNER AS TRUSTEES FOR THE ROGER E. & SHEILA M. KENTNER REVOCABLE TRUST

/s/ Roger E. Kentner (Signature)

/s/ Sheila M. Kentner (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO ROGER E. KENTNER, ROTH IRA

/s/ RE Kentner (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO SHEILA M. KENTNER, ROTH IRA

/s/ Sheila M. Kentner (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

THOMAS A. KIRKE & LISA L. KIRKE, JTWROS

/s/ Thomas Kirke (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KIRK D. KIRKEGAARD AS TRUSTEE OF THE KIRK DUANE KIRKEGAARD PROFIT SHARING PLAN

/s/ Kirk Kirkegaard (Signature)

Kirk Kirkegaard, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: DEAN KLECKNER, IRA

/s/ Dean R. Kleckner (Signature)

Scott D. Kleckner, POA (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DEAN R. KLECKNER IRA ACCT# 913-971560

/s/ Dean R. Kleckner (Signature)

Scott D. Kleckner, POA (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCOTT D. KLECKNER

/s/ Scott D. Kleckner (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DANIEL J. KLEIN

/s/ Daniel J. Klein (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DARRYL A & SUSAN L KLEIN JTWROS

/s/ Darryl A. Klein (Signature)

/s/ Susan L. Klein (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DAVID J & JANET S KLEIN JTWROS

/s/ David J. Klein (Signature)

/s/ Janet S. Klein (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ANDREW D. KLEIS

/s/ Andrew D. Kleis (Signature)

Andrew D. Kleis (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ANDREW D. KLEIS ROTH IRA

/s/ Andrew D. Kleis (Signature)

Andrew D. Kleis (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ALLISON G.D. KLEIS

/s/ Allison G.D. Kleis (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO INSIGHT WEALTH GROUP LLC 401K PLAN, ANDREW DORR, ANDREW KLEIS, AND KARLTON KLEIS TRUSTEES FBO KARLTON D. KLEIS

/s/ Karlton Kleis (Signature)

Karlton Kleis as Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

KARLTON D. KLEIS

/s/ Karlton Kleis (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MICHAEL R. KLISARES & JENNIFER M. KLISARES, JTWROS

/s/ Michael R. Klisares (Signature)

/s/ Jennifer M. Klisares (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: KURT J. KLISE IRA

/s/ Kurt J. Klise (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

KNOBLOCK BROTHERS, LLC

/s/ Thadd Knoblock (Signature)

Thadd Knoblock, President (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO DAVID ROGER KNOUSE AND CONNIE JO KNOUSE REVOCABLE TRUST

/s/ Connie Knouse Trustee (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JAMES R. KOENEN AND PAMELA S. KOENEN, JTWROS

/s/ Dr. R. Koenen (Signature)

/s/ Pamela Koenen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DOUGLAS J. KOLB & ANGELA D. KOLB AS TRUSTEES FOR DOUGLAS JOSEPH & ANGELA DIANE KOLB REVOCABLE LIVING TRUST

/s/ Douglas J. Kolb (Signature)

Douglas J. Kolb (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Angela D. Kolb (Signature)

Angela D. Kolb (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: TODD L. KRIEGER, ROTH IRA

/s/ Todd Krieger
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TODD L. KRIEGER, INDIVIDUAL

/s/ Todd Krieger
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BANKERS TRUST COMPANY TRUSTEE FOR ROGER D. KUNZ, IRA

/s/ Roger D. Kunz
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: ARNOLD D KWIKKEL, IRA

/s/ Arnold D. Kwikkel
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ARNOLD D. KWIKKEL

/s/ Arnold Kwikkel
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVID K. LANGER AND DONNA RICHARD-LANGER, TRUSTEES OF THE LANGER LIVING TRUST DATED APRIL 19, 2010

/s/ David K. Langer
(Signature)

/s/ Donna Richard-Langer
(Signature)

David K. Langer and Donna Richard-Langer
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO DONNA M. RICHARD-LANGER, ROTH IRA

/s/ Donna Richard-Langer
(Signature)

Donna Richard-Langer
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO EVERETT LANING ROTH IRA

/s/ Everett L. Laning
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

KEVIN C. LANNING & SUSAN L. LANNING AS TRUSTEES FOR KEVIN C. LANNING AND SUSAN L. LANNING REVOCABLE TRUST U/T/A DATED SEPTEBMER 2, 2008

/s/ Kevin C. Lanning
(Signature)

/s/ Susan L. Lanning
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO LAURA LARSEN IRA

/s/ Laura JR Larsen
(Signature)

Laura JR Larsen
(Name and Title of Signer, if Signing on Behalf of an Entity)

LAURA J.R. LARSEN AS TRUSTEE OF THE LAURA J. R. LARSEN LIVING TRUST DATED JUNE 15, 2011

/s/ Laura JR Larsen, Trustee
(Signature)

Laura JR Larsen, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SARA M. LAUDERBACK

/s/ Sara M. Lauderback
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RYAN LAUGHERY & HILLARY LAUGHERY, JTWROS

/s/ Hillary Laughery (Signature)

/s/ Ryan Laughery (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: JOHN S. LEMKUIL,ROTH IRA

/s/ John S. Lemkuil (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING, INC. AS CUSTODIAN FBO: MICHAEL H. LEUCK ROTH IRA

/s/ Michael H. Leuck (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO MICHAEL H. LEUCK, ROLLOVER IRA

/s/ Michael H. Leuck (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MICHAEL H. LEUCK AND VALERIE P. LEUCK, JTWROS

/s/ Michael H. Leuck (Signature)

/s/ Valerie P. Leuck (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: MICHAEL LICKTEIG, ROTH IRA

/s/ Michael J. Lickteig (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

NEAL LOGAN AND HOLLY LOGAN, JTWROS

/s/ Holly Logan (Signature)

/s/ Neil R. Logan (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TODD S. LUNDGREN & LISA K. LUNDGREN AS TRUSTEES FOR THE TODD S. & LISA K. LUNDGREN REVOCABLE TRUST

/s/ Todd Lundgren (Signature)

/s/ Lisa Lundgren (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TODD S. LUNDGREN & LISA K. LUNDGREN, TRUSTEES OF THE TODD S. LUNDGREN AND LISA K. LUNDGREN REVOCABLE TRUST U/T/A DATED JUNE 10, 2009

/s/ Todd Lundgren (Signature)

/s/ Lisa Lundgren (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EUGENE M. LUTZ AND SUSAN C. LUTZ AS TRUSTEES FOR THE EUGENE AND SUSAN LUTZ REVOCABLE TRUST

/s/ Eugene M. Lutz (Signature)

/s/ Susan C. Lutz (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: DONALD LYON, IRA

/s/ Donald R. Lyon (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO KATHERINE A. LYON ROTH IRA

/s/ Katherine A. Lyon (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JAMES E. LYONS AS TRUSTEE FOR THE JAMES E. LYONS REVOCABLE TRUST

/s/ James E. Lyons (Signature)

James E. Lyons, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

MARK D. LYONS AS TRUSTEE FOR THE MARK D. LYONS REVOCABLE TRUST

/s/ Mark D. Lyons
(Signature)

Mark D. Lyons, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

CAMILLE MAGALIO AND ALBERT MAGALIO, DDS JTWROS

/s/ Albert Magalio
(Signature)

/s/ Camille Magalio
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: JAMES R. MAGNUSON, ROTH IRA

/s/ James R. Magnuson
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: RGMAINJR, LLC, PSP FBO: RAYMOND G. MAIN, JR.

/s/ Raymond G Main, Jr.
(Signature)

Raymond G. Main, Jr., President
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO RAYMOND G. MAIN JR., LLC PSP RAYMOND G. MAIN JR. TRUSTEE FBO RAYMOND MAIN JR.

/s/ Raymond G. Main, Jr.
(Signature)

Raymond G. Main, Jr., President
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO VERDA J. MARIENAU ROTH IRA ACCT# 954-901530

/s/ Verda J. Marienau (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DONALD DENNIS MARTIN, ROTH IRA

/s/ Donald Dennis Martin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: LARRY E. MARTIN, ROTH IRA

/s/ Larry E. Martin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: SOPHIA B. MARTIN, ROTH IRA

/s/ Sophia B. Martin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SUNWEST TRUST, CUSTODIAN FBO LARRY E. MARTIN ROTH IRA

/s/ Casey Love (Signature)

Casey Love, IRA Specialist (Name and Title of Signer, if Signing on Behalf of an Entity)

LARRY E. MARTIN AND SOPHIA B. MARTIN JTWROS

/s/ Larry E. Martin (Signature)

/s/ Sophia B. Martin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JOHN PHILIP MATTHEIS & MARIAN E. MATTHEIS AS TRUSTEES FOR THE JOHN PHILIP MATTHEIS & MARIAN E. MATTHEIS REVOCABLE TRUST

/s/ John Phillip Mattheis, Trustee (Signature)

John Phillip Mattheis, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

MAUDE LIMITED PARTNERSHIP

/s/ Jim Moller (Signature)

General Partner (Name and Title of Signer, if Signing on Behalf of an Entity)

BOB MCALLISTER AND SHEILA MCALLISTER JTWROS

/s/ Robert McAllister (Signature)

/s/ Sheila McAllister (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: KATHLEEN MCBRIDE, IRA

/s/ Kathleen McBride (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MCCLAFLIN, RANDALL W. AND CAROL J. MOORE-MCCLAFLIN, JTWROS

/s/ Randall W. McClaflin (Signature)

/s/ Carol Moore McClaflin (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO DONNA MCCLURE, ROTH IRA

/s/ Donna McClure (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO CHRISTOPHER MCCORMICK SIMPLE IRA

/s/ Chris McCormick (Signature)

Chris McCormick (Name and Title of Signer, if Signing on Behalf of an Entity)

RICHARD J. MCCORMICK AND LORI L. MCCORMICK, TRUSTEES FOR THE RICHARD J. MCCORMICK AND LORI L. MCCORMICK REVOCABLE TRUST UTD 02/15/10

/s/ Richard J. McCormick (Signature)

/s/ Lori L. McCormick (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ROBERT MCCUEN AND RENEE MCCUEN, JTWROS

/s/ Robert McCuen
(Signature)

/s/ Renee McCuen
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JAMES E. MCCULLOUGH & PATRICIA M. MCCULLOUGH, JTWROS

/s/ James E. McCullough
(Signature)

/s/ Patricia A. McCullough
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO NANCY E. MCDONOUGH, IRA

/s/ Nancy E. McDonough
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TOM MCDONOUGH AND VICKI MCDONOUGH, JTWROS

/s/ Tom McDonough
(Signature)

/s/ Vicki McDonough
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO SHERRY MCKIE ROTH IRA ACCT # 954-900863

/s/ Sherry McKie
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MARK MCQUISTAN, INDIVIDUAL

/s/ Mark McQuistan
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JAMES MCRORIE

/s/ James McRorie
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO EVAN J MEESTER IRA

/s/ Evan J. Meester
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, FBO DAVID B. MERRITT IRA

/s/ David Merritt
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: BRAD ALLEN MEYER IRA

/s/ Brad Meyer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CHRISTAL MICKLE, INDIVIDUAL

/s/ Christal Mickle
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TRAVIS C. MICKLE AND CHRISTAL M.M. MICKLE JTWROS

/s/ Travis Mickle
(Signature)

/s/ Christal Mickle
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO GARY L. MILBURN ROTH IRA

/s/ Gary L. Milburn
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DONNA L. MILLER AND ROGER D. BROWN, JTWROS

/s/ Roger D. Brown
(Signature)

/s/ Donna L. Miller
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO JUDITH A. MILLER IRA

/s/ Judith A. Miller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO MIKE MILLER IRA

/s/ Mike Miller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: RODNEY H. MILLER, IRA

/s/ Rodney H. Miller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TRACEY MILLER

/s/ Tracey Miller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: JOHN R. MILLIGAN, IRA

/s/ John R. Milligan (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DARRIN MLEYNEK ROTH IRA

/s/ Darrin Mleynek (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DENNIS MLEYNEK & KELLY MLEYNEK JTWROS

/s/ Dennis Mleynek (Signature)

/s/ Kelly Mleynek (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: FRANCIS C. MOBLEY, ROTH IRA

/s/ Francis Mobley (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO BRETT MOLLER, ROTH IRA

/s/ Brett Moller (Signature)

Brett Moller (Name and Title of Signer, if Signing on Behalf of an Entity)

BRETT E. MOLLER AND JULIE L. MOLLER JTWROS

/s/ Brett Moller (Signature)

/s/ Julie L. Moller (Signature)

Brett Moller (Name and Title of Signer, if Signing on Behalf of an Entity)

Julie Moller (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO JULIE MOLLER, ROTH IRA

/s/ Julie Moller (Signature)

Julie Moller (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EVERETT D. MOORE AND BEVERLY S. MOORE, TRUSTEES OF THE EVERETT D. MOORE AND BEVERLY S. MOORE REVOCABLE TRUST DATED NOVEMBER 26, 2007

/s/ Everett D. Moore (Signature)

/s/ Beverly S. Moore (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

EDWARD D. JONES CO CUSTODIAN FBO: JILL MORAN, ROTH IRA

/s/ Jill Moran (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

PATRICK W. MORAN AND JILL MORAN JTWROS

/s/ Patrick W. Moran (Signature)

/s/ Jill Moran (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: PATRICK MORAN, IRA

/s/ Patrick Moran (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

EDWARD D JONES & CO CUSTODIAN FBO PAT MORAN ROTH IRA

/s/ Patrick Moran (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOE MORGAN

/s/ Joe Morgan (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCOTT MORROW AND CAROL MORROW AS TRUSTEES FOR THE MORROW FAMILY TRUST

/s/ Carol Morrow – Trustee (Signature)

/s/ Scott L. Morrow – Trustee (Signature)

Scott L. Morrow, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

GARY MOSSMAN

/s/ Gary Mossman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GARY MOSSMAN AND SANDRA MOSSMAN, JTWROS

/s/ Gary Mossman (Signature)

Gary Mossman, Managing Partner (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Sandra Mossman (Signature)

Mossman Partner (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: THOMAS A. MOUNSDON IRA

/s/ Thomas A. Mounsdon (Signature)

Thomas A. Mounsdon (Name and Title of Signer, if Signing on Behalf of an Entity)

MUHS INVESTMENT GROUP, LLC

/s/ Joycelaine Muhs (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GARY MULLER AND JACQUELYN MULLER, JTWROS

/s/ Gary Muller (Signature)

/s/ Jacquelyn Muller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: JOHN NELSON, ROTH IRA

/s/ John Nelson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOHN T. NELSON & LOREE A. NELSON, JTWROS

/s/ John Nelson (Signature)

/s/ Loree Nelson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOE NETTLETON AND LORI NETTLETON JTWROS

/s/ Joe Nettleton (Signature)

Joe Nettleton (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Lori Nettleton (Signature)

Lori Nettleton (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CHRISTOPHER B. NEUFFER AND DENISE C. NEUFFER JTWROS

/s/ Christopher Neuffer (Signature)

/s/ Denise Neuffer (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ERIC P. NEUFFER AND KIMBERLY F. NEUFFER, JTWROS

/s/ Eric P. Neuffer (Signature)

/s/ Kimberly F. Neuffer (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SALLY B. NEUFFER

/s/ Sally B. Neuffer (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MATTHEW D. NEUMILLER, INDIVIDUAL

/s/ Matthew D. Neumiller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

NANCY K. NEWCOMB, TRUSTEE FOR THE NANCY K. NEWCOMB REVOCABLE TRUST U/T/D MAY 18, 2012

/s/ Nancy K. Newcomb (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JON O. NICHOLAS AND MARILYN N. NICHOLAS, TRUSTEES OF THE NICHOLAS LIVING TRUST DATED NOVEMBER 12, 2010, AND ANY AMENDMENTS THERETO

/s/ Jon Nicholas (Signature)

/s/ Marilyn N. Nicholas (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BENJAMIN NICHOLS

/s/ Benjamin Nichols (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO GAYLE K. NICHOLS ROTH IRA

/s/ Gayle Nichols (Signature)

Gayle K. Nichols, Owner (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO STEVEN C NICHOLS ROTH IRA

/s/ Steven C. Nichols (Signature)

Steven C. Nichols. Owner (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

NICHOLS HOLDING CO., LLC

/s/ Steven C. Nichols (Signature)

Steven C. Nichols, Member (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Gayle K. Nichols (Signature)

Gayle K. Nichols, Member (Name and Title of Signer, if Signing on Behalf of an Entity)

KRISTEN NICHOLS BESEL

/s/ Kristen Besel (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

KELLY J. NORLAND AND DENISE S. NORLAND JTWROS

/s/ Kelly Norland (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: JON C. NORRIS ROLLOVER IRA

/s/ Jon Norris
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO GEORGE D. NORTON IRA

/s/ George Norton
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ROBERT W. NOVAK, IRA

/s/ Robert W. Novak
(Signature)

Robert W. Novak (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

WAYNE NOWICKI AND GERIANN NOWICKI, JTWROS

/s/ Wayne Nowicki
(Signature)

/s/ Geriann Nowicki
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO CHERYL ODERKIRK ROTH IRA

/s/ Cheryl Oderkirk
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOHN O’DOHERTY AND KRISTINA O’DOHERTY, JTWROS

/s/ Kristina O’Doherty
(Signature)

/s/ John J. O’Doherty
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JAMES AND CYNTHIA O’HARE AS TRUSTEES FOR THE JAMES AND CYNTHIA O’HARE TRUST

/s/ James O’Hare
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LONNY J. OLEJNICZAK

/s/ Lonny J. Olejniczak
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOSE A. OLIVENCIA & BEATRIZ A. OLIVENCIA AS TRUSTEES FOR THE REVOCABLE OLIVENCIA FAMILY TRUST U/T/A DATED 1-25-07

/s/ Jose A. Olivencia
(Signature)

Jose A. Olivencia, TTE
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JOSE A. & BEATRIZ A. OLIVENCIA AS TRUSTEES FOR THE REVOCABLE OLIVENCIA FAMILY TRUST

/s/ Jose A. Olivencia
(Signature)

Jose A. Olivencia, TTE
(Name and Title of Signer, if Signing on Behalf of an Entity)

THE FIRST NATIONAL BANK IN SIOUX FALLS, TRUSTEE FBO OPTHAMOLOGY LTD. PSP FBO GREG OSMUNDSON

/s/ Kim Eggebraaten
(Signature)

Kim Eggebraaten, Vice President
(Name and Title of Signer, if Signing on Behalf of an Entity)

MALLORY M. PARMERLEE AS TRUSTEE FOR THE MARY JEANETTE PARMERLEE REVOCABLE TRUST

/s/ Mallory M. Parmerlee
(Signature)

Mallory M. Parmerlee, Co-Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO ARLEN F. PENCE ROTH IRA

/s/ Arlen F. Pence
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LARRY G. PERRY AND BETTY J. PERRY, AS CO-TRUSTEES OF THE PERRY REVOCABLE TRUST U/T/D JANUARY 26, 2012

/s/ Larry G. Perry
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

RONALD J. PETERSON AND JUDY M. PETERSON JTWROS

/s/ Ronald J. Peterson
(Signature)

/s/ Judy M. Peterson
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TRAVIS J. PETREE, TRUSTEE OF THE TRAVIS J. PETREE LIVING TRUST DATED MARCH 5, 2012, AND ANY AMENDMENTS

/s/ Travis Petree
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JEREMY PINS

/s/ Jeremy Pins
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DWAYNE A. PLENDER & CHERYL L. PLENDER AS TRUSTEES FOR THE DWAYNE ALLEN PLENDER TRUST

/s/ Dwayne A. Plender, Trustee
(Signature)

/s/ Cheryl L. Plender, Trustee
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DWAYNE ALLEN PLENDER AS TRUSTEE FOR THE DWAYNE ALLEN PLENDER TRUST

/s/ Dwayne Allen Plender, Trustee
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DWAYNE ALLEN PLENDER & CHERYL PLENDER, TRUSTEES OF THE DWAYNE ALLEN PLENDER TRUST U/T/A DATED SEPTEMBER 15, 1992

/s/ Dwayne Allen Plender, Trustee
(Signature)

/s/ Cheryl Plender, Trustee
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MATTHEW PLOOSTER, INDIVIDUAL

/s/ Matthew Plooster
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC CUSTODIAN FBO MATTHEW RYAN PLOOSTER TD ROTH IRA

/s/ Matthew Plooster
(Signature)

Matthew Plooster
(Name and Title of Signer, if Signing on Behalf of an Entity)

ROGER PLOOSTER AND JULIE PLOOSTER, JTWROS

/s/ Roger Plooster
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: DONALD S POLLMANN, ROTH IRA

/s/ D. S. Pollman
(Signature)

D. S. Pollman
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DONALD S. POLLMAN IRA ACCT# 913-963300

/s/ D. S. Pollman
(Signature)

D. S. Pollman
(Name and Title of Signer, if Signing on Behalf of an Entity)

POSTICH IRA, LLC

/s/ Mike Postich
(Signature)

Mike Postich, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

PREFERRED HOLDINGS, LLC

/s/ D. Bell
(Signature)

D. Bell Preferred Holdings, LLC
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DONALD L. & SUSAN E. PRESSER AS TRUSTEES FOR THE PRESSER LIVING TRUST

/s/ Donald L. Presser
(Signature)

/s/ Susan E. Presser
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DAVID M. RASMUSSEN

/s/ David M Rasmussen
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO CALUMET CARRIERS INC. & AFFILIATED EMPLOYERS 401K, CRAIG STRUVE OR CHRIS STRUVE, TRUSTEES FBO JEAN RAUSCH

/s/ Jean Rausch
(Signature)

Jean Rausch, Sec
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: MICHAEL REAMS, IRA

/s/ Michael L. Reams
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ROSEMARY RENSINK, TRUSTEE OF THE ROSEMARY RENSINK REVOCABLE TRUST DATED AUGUST 11, 2011

/s/ Rosemary Rensink
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ROBERT RICKS ROTH IRA

/s/ Byron M. Ricks, POA & TTE
(Signature)

Byron M Ricks, POA & TTE
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO WILLIAM D. RILEY ROTH IRA

/s/ William D. Riley
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, FBO BRUCE W. RITCHIE IRA

/s/ Bruce Ritchie
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA CUSTODIAN FBO MARIANNE RITTENHOUSE ROTH IRA

/s/ Marianne Rittenhouse
(Signature)

Marianne Rittenhouse
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ROCH HOLDINGS, LLC

/s/ Edward T. Robinson, III
(Signature)

Edward T. Robinson, III Manager
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO LINDA ROGGOW ROTH IRA

/s/ Linda E. Roggow
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: PAUL ROGGOW DDS PC PSP FBO: PAUL ROGGOW

/s/ Paul Roggow
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DEAN A. ROORDA ROTH IRA

/s/ Dean A. Roorda
(Signature)

Dean A. Roorda
(Name and Title of Signer, if Signing on Behalf of an Entity)

RANDALL R. ROUGH, TRUSTEE OF THE RANDOLPH R. ROUGH TRUST U/T/A DATED MARCH 27, 1999

/s/ Randolph R. Rough, M.D.
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO RANDOLPH R ROUGH, ROTH IRA

/s/ Randolph R. Rough, M.D.
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DANIEL F. RUF III AND LAURIE K. RUF, TRUSTEES OF THE DANIEL F RUF III AND LAURIE K RUF REVOCABLE TRUST DATED JULY 13, 2009

/s/ Daniel Ruf
(Signature)

/s/ Laurie K. Ruf
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DANIEL B. RUSSELL

/s/ Daniel B. Russell
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SUNWEST TRUST, CUSTODIAN FBO MAURICE R. RUSSELL ROTH IRA

/s/ Casey Love (Signature)

Casey Love, IRA Specialist
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO GLORIA SAKATO ROTH IRA

/s/ Gloria Sakato (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOSEPH B. SALURI, INDIVIDUAL

/s/ Joseph B. Saluri (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MARY KIMBERLY SANNAR, TRUSTEE OF THE NEASE FAMILY REVOCABLE TRUST DATED NOVEMBER 21, 2011, AND ANY AMENDMENTS THERETO

/s/ Mary Kimberly Sannar (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GREGORY SARGEN & BETH ANN SARGEN JTWROS

/s/ Gregory Sargen (Signature)

/s/ Beth A. Sargen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. FBO BANKERS TRUST COMPANY, TRUSTEE OF DES MOINES EYE SURGEONS 401(K) PROFIT SHARING PLAN U/A DATED AUGUST 25, 1976 FBO EUGENE M. SARNO, M.D.

/s/ E. M. Sarno, MD (Signature)

E. M. Sarno, MD (Name and Title of Signer, if Signing on Behalf of an Entity)

EUGENE SARNO AND GEORGIA SARNO, JTWROS

/s/ Eugene Sarno (Signature)

/s/ Georgia Sarno (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ROBIN SASSMAN

/s/ Robin Sassman (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ROBIN L. EPP

/s/ Robin L. Epp (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SUNWEST TRUST CUSTODIAN FBO ROBIN L. SASSMAN IRA

/s/ Casey Love (Signature)

Casey Love, IRA Specialist (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ROBERT SAUNDERS SIMPLE IRA

/s/ Robert A. Saunders (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GERALD F. & GLADYS F. SAWYER AS TRUSTEES FOR THE GERALD F. & GLADYS F. SAWYER REVOCABLE TRUST

/s/ Gerald F. Sawyer (Signature)

/s/ Gladys F. Sawyer (Signature)

Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SHOAB SAYEED

/s/ Shoab Sayeed (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DEAN A. SCHANTZ ROTH IRA

/s/ Dean A. Schantz (Signature)

Dean A. Schantz (Name and Title of Signer, if Signing on Behalf of an Entity)

DEAN A. SCHANTZ

/s/ Dean A. Schantz (Signature)

Dean A. Schantz (Name and Title of Signer, if Signing on Behalf of an Entity)

ALLEN H. SCHAPER AS TRUSTEE FOR THE ALLEN H. SCHAPER REVOCABLE TRUST

/s/ Allen H. Schaper (Signature)

Allen H. Schaper, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

GARY L. SCHMITT AND TAMARA A. SCHMITT, TRUSTEES OF THE SCHMITT LIVING TRUST U/T/D NOVEMBER 1, 2011, AND ANY AMENDMENTS THERETO

/s/ Tamara A. Schmitt (Signature)

/s/ Gary L. Schmitt (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GARY L. SCHMITT AND TAMARA A. SCHMITT, TRUSTEES OF THE SCHMITT LIVING TRUST DATED NOVEMBER 1, 2011, AND ANY AMENDMENTS THERETO

/s/ Tamara A. Schmitt (Signature)

/s/ Gary L. Schmitt (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BRANDEE SCHULTZ

/s/ Brandee Schultz (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JAMES W. SCOTT & TANYA R. SCOTT, TRUSTEES OF THE JIM AND TAMMY SCOTT TRUST U/T/A DATED MAY 22, 2008

/s/ James W. Scott (Signature)

/s/ Tanya R. Scott (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: JAMES W SCOTT, ROTH IRA

/s/ James W. Scott (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LELAND H. SEARLE & CHERYL L. SEARLE AS TRUSTEES FOR THE LELAND H. & CHERYL L. SEARLE REVOCABLE TRUST

/s/ Leland H. Searle (Signature)

/s/ Cheryl L. Searle (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCOTT A. SEBASTIAN

/s/ Scott A. Sebastian (Signature)

Scott A. Sebastian (Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO SUDHIR SEHGAL SEP IRA

/s/ Sudhir Sehgal (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SCOTT J SEWALL, TRUSTEE OF THE SCOTT J SEWALL LIVING TRUST U/T/D JULY 29, 2010

/s/ Scott J. Sewall TTEE
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ALAN E. SHAFFER, SIMPLE IRA

/s/ Alan E. Shaffer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: TERRY SHARP, ROTH IRA

/s/ Terry L. Sharp
(Signature)

Terry L. Sharp
(Name and Title of Signer, if Signing on Behalf of an Entity)

TERRY L. SHARP & DEBRA S. SHARP AS TRUSTEES FOR THE TERRY L. SHARP & DEBRA S. SHARP REVOCABLE TRUST

/s/ Terry L. Sharp
(Signature)

/s/ Debra S. Sharp
(Signature)

Terry L. Sharp
(Name and Title of Signer, if Signing on Behalf of an Entity)

Debra S. Sharp
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO WILLIAM P. SHEPEK ROTH IRA

/s/ William Shepek
(Signature)

William Shepek
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO JOHN R. SLEPER ROTH IRA

/s/ John R. Sleper
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

JOHN R. SLEPER JR. AND MAUREEN L. SLEPER, TRUSTEES OF THE J & M SLEPER TRUST UTD FEBRUARY 2, 2011

/s/ John R. Sleper, Jr., Trustee
(Signature)

/s/ Maureen L. Sleper, Trustee
(Signature)

John R. Sleper, Jr., Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

Maureen L. Sleper, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO MERLYN D. SMEENK, ROTH IRA

/s/ Merlyn D. Smeenk
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO JOHN R. SMIDT ROTH IRA

/s/ John R. Smidt
(Signature)

John R. Smidt
(Name and Title of Signer, if Signing on Behalf of an Entity)

JEFFREY G. SMITH & JULIE L. SMITH, JTWROS

/s/ Jeffrey Smith
(Signature)

/s/ Julie Smith
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO DAN SMITHBURG IRA

/s/ Daniel Smithburg
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DARRELL SPAULDING & GLADYS SPAULDING AS TRUSTEES FOR THE GLADYS B. SPAULDING REVOCABLE TRUST

/s/ Darrell E. Spaulding
(Signature)

/s/ Gladys B. Spaulding
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO DARRELL E. SPAULDING ROTH IRA

/s/ Darrell E. Sapulding
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO GLADYS B. SPAULDING ROTH IRA ACCT# 913-954270

/s/ Gladys B. Spaulding
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MATTHEW W. SQUIRE

/s/ Matthew Squire
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC CUSTODIAN FBO ROSEMARIE STAEBELL ROTH IRA

/s/ Rosemarie Staebell
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO PATRICIA A. STANICH IRA

/s/ Patricia A. Stanich
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MARK D. STENSON

/s/ Mark D. Stenson
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO BARBARA J. STERN ROTH IRA

/s/ Barbara Jones Stern
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DANIEL L. STERN & DOMENIQUE M. STERN, TRUSTEES OF THE STERN FAMILY REVOCABLE TRUST U/T/D JUNE 2, 2011

/s/ Daniel Stern
(Signature)

/s/ Domenique Stern
(Signature)

Daniel Stern & Donenique Stern, Trustees
(Name and Title of Signer, if Signing on Behalf of an Entity)

BRITT STERNQUIST & JODI STERNQUIST JTWROS

/s/ Britt Sternquist
(Signature)

/s/ Jodi Sternquist
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GLORIA STEVENS-RISSMAN

/s/ Gloria Stevens-Rissman
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BRENT A. STEWART, INDIVIDUAL

/s/ Brent A. Stewart
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

CHRISTOPHER J. STOECKER, INDIVIDUAL

/s/ Christopher Stoecker
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

RANDALL D STOECKER AS TRUSTEE FOR THE RANDALL D STOECKER TRUST U/T/A DATED MAY 28, 2008

/s/ Randall D. Stoecker, Trustee
(Signature)

Randall D. Stoecker, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RANDALL D. STOECKER AS TRUSTEE FOR THE RANDALL D STOECKER TRUST

/s/ Randall D. Stoecker, Trustee
(Signature)

Randall D. Stoecker, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

RANDALL D. STOECKER

/s/ Randall D. Stoecker
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO CRAIG I. STRUVE ROTH IRA

/s/ Craig I. Struve
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CRAIG STRUVE & CHRISTINE STRUVE AS TRUSTEES FOR THE C & C STRUVE TRUST

/s/ Christine S. Struve, Trustee
(Signature)

C&C Struve Trust
(Name and Title of Signer, if Signing on Behalf of an Entity)

THAD G. STUMPH AND DAWN N. STUMPH, JTWROS

/s/ Thad G. Stumph
(Signature)

/s/ Dawn N. Stumph
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

LYLE D. STUTZMAN & MONICA J. STUTZMAN, JTWROS

/s/ Lyle Stutzman
(Signature)

/s/ Monica Stutzman
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

WILLIAM SWIM

/s/ William Swim (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO HOWARD A. THIELEN ROTH IRA

/s/ Howard A. Thielen (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DANIEL R. THOMAS AS TRUSTEE FOR THE DANIEL R. THOMAS REVOCABLE TRUST

/s/ Daniel R. Thomas (Signature)

Daniel R. Thomas, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DANNY L. THOMPSON AND ROBYN A. THOMPSON, JTWROS

/s/ Dan Thompson (Signature)

Danny L. Thompson (Name and Title of Signer, if Signing on Behalf of an Entity)

/s/ Robyn Thompson (Signature)

Robyn Thompson (Name and Title of Signer, if Signing on Behalf of an Entity)

DENNIS L. THOMPSON AND CECILLE G. THOMPSON, TRUSTEES FOR THE DENNIS L. THOMPSON AND CECILLE G. THOMPSON REVOCABLE TRUST U/T/A DATED JANUARY 24, 2007

/s/ Dennis Thompson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO CECILLE G. THOMPSON IRA

/s/ Dennis Thompson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO DENNIS L. THOMPSON IRA

/s/ Dennis Thompson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GILBERT SCOTT THOMPSON

/s/ Gilbert Scott Thompson (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

STEVEN THOMPSON AND ELIZABETH THOMPSON, JTWROS

/s/ Steven Thompson (Signature)

/s/ Elizabeth Thompson (Signature)

Steven Thompson (Name and Title of Signer, if Signing on Behalf of an Entity)

Elizabeth A. Thompson (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TIN BOX, LLC, WILLIAM H. FISHER AND/OR SHELLEY B. FISHER, CO-MANAGERS

/s/ William H. Fisher, Co-Manager (Signature)

/s/ Shelley Fisher, Co-Manager (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DEBRA J. TRAYLOR TRUSTEE FOR THE DEBRA JACKSON TRAYLOR REVOCABLE TRUST

/s/ Debra J. Trayler, Trustee (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

DOUGLAS TRUCKENMILLER & LINDA TRUCKENMILLER, JTWROS

/s/ Douglas Truckenmiller (Signature)

/s/ Linda Truckenmiller (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RUSSELL TWELMEYER & JEAN TWELMEYER AS TRUSTEES FOR THE RUSSELL & JEAN TWELMEYER REVOCABLE TRUST

/s/ Russell Twelmeyer (Signature)

/s/ Jean Twelmeyer (Signature)

Russell & Jean Twelmeyer, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

BRAD J. VAN WEELDEN

/s/ Brad Van Weelden (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BRUCE W. & JILL K. VANDAGRIFF, JTWROS

/s/ Bruce W. Vandagriff (Signature)

/s/ Jill K. Vandagriff (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC., CUSTODIAN FBO: BENJAMIN H. VANDERZWAAG, ROTH IRA

/s/ Benjamin H. Vanderzwaag (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO ALVIN J. VERMEER ROTH IRA

/s/ Alvin J. VerMeer (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: DARRELL VORE, ROTH IRA

/s/ Darrell Vore (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DARRELL VORE IRA

/s/ Darrell Vore (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: AARON L. WARNER, IRA

/s/ Aaron L. Warner (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO DEBRA K. WARNER ROTH IRA

/s/ Debra Warner (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BRIAN P. WEILER, INDIVIDUAL

/s/ Brian P. Weiler (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GREGORY J. WEILER, INDIVIDUAL

/s/ Gregory Weiler (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

KEVIN M. WEILER, INDIVIDUAL

/s/ Kevin M. Weiler (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RICHARD J. WEILER

/s/ Richard J. Weiler (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO RICHARD WEILER ROTH IRA

/s/ Richard Weiler (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ANDREW D. WELLS AS TRUSTEE FOR THE ANDREW D. WELLS TRUST

/s/ Andrew Wells (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ANDREW D. WELLS

/s/ Andrew Wells (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

ANDEW DANIEL WELLS TRUSTEE OF THE ANDREW DANIEL WELLS LIVING TRUST

/s/ Andrew Wells (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BENJAMIN WELLS

/s/ Benjamin J. Wells (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BILL G. WELLS AS TRUSTEE FOR BILL G WELLS REVOCABLE TRUST AGREEMENT UTA DATED AUGUST 20, 2012 AND ANITA J. WELLS, TRUSTEE FOR THE ANITA J. WELLS REVOCABLE TRUST UTA DATED AUGUST 20, 2012, TIC

/s/ Bill G. Wells, Trustee
(Signature)

/s/ Anita J. Wells, Trustee
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

GARY M. WELLS AS TRUSTEE FOR THE GARY M. WELLS TRUST

/s/ Gary M. Wells
(Signature)

Gary M. Wells, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

DARIN L. WESTHOFF

/s/ Darin L. Westhoff
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO EDWARD WHEELER ROTH IRA

/s/ Edward A. Wheeler
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

POLYCOMP TRUST COMPANY, CUSTODIAN FBO TERRY D. WHEELER ROTH IRA

/s/ Terry D. Wheeler
(Signature)

Account Holder
(Name and Title of Signer, if Signing on Behalf of an Entity)

TERRY D. WHEELER AND ANGELA WHEELER, TRUSTEES OF THE WHEELER FAMILY REVOCABLE TRUST U/T/D JULY 17, 2006

/s/ Terry Wheeler
(Signature)

Terry Wheeler, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TERRY D. WHEELER AND ANGELA WHEELER, TRUSTEES OF THE WHEELER FAMILY REVOCABLE TRUST U/A/D JULY 17, 2006, AND ANY AMENDMENTS THERETO

/s/ Terry Wheeler
(Signature)

Terry Wheeler, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO JENNIFER WHITE ROTH IRA

/s/ Jennifer L. White
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

MICHAEL WHITE & LEE ANN WHITE, JTWROS

/s/ Leann J. White
(Signature)

/s/ Michael White
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC. CUSTODIAN FBO RONALD D. WHITE IRA

/s/ Ronald White
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO WILLIAM J. WICKEMEYER, IRA

/s/ William Wickemeyer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO WILLIAM J WICKEMEYER ROTH IRA

/s/ William Wickemeyer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

WILLIAM J. WICKEMEYER, TRUSTEE OF THE WICKEMEYER TRUST UTA 6/05/98

/s/ William Wickemeyer
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING, INC., CUSTODIAN FBO C WENGER GROUP INC 401K PSP: SCOTT WIER OR TOM VANDER WELL TRUSTEES FBO SCOTT A. WIER

/s/ Scott A. Wier
(Signature)

Scott A. Wier, Trustee
(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. AS CUSTODIAN FBO HENRY W. WINTER, SEP IRA

/s/ Henry W. Winter
(Signature)

Henry W. Winter
(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ELI J. WIRTZ

/s/ Eli J. Wirtz
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: ERIC W. WITTROCK, ROTH IRA

/s/ Eric W. Wittrock
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO DOUGLAS J. WOODS, ROTH IRA

/s/ Douglas J. Woods
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TD AMERITRADE CLEARING INC, CUSTODIAN FBO VALERIE C. WOODS ROTH IRA

/s/ Valerie C. Woods
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

BRAD WOOLARD AND KRISTI WOOLARD, JTWROS

/s/ Brad Woolard
(Signature)

/s/ Kristi D. Woolard
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: JENNIFER A. WOSTER, ROTH IRA

/s/ Jennifer Woster
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JAIME A. WYANT, INDIVIDUAL

/s/ Jaime A. Wyant
(Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC. CUSTODIAN FBO: ROBERT M. YOUNG, IRA

/s/ Robert M. Young IRA (Signature)

Robert M. Young – my IRA (Name and Title of Signer, if Signing on Behalf of an Entity)

FIRST TRUST COMPANY OF ONAGA, CUSTODIAN FBO SALLYE A. ZAZZI ROTH IRA

/s/ Sallye A. Zazzi (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

TERRY J. ZAZZI AND SALLYE A. ZAZZI, TRUSTEES OF THE TERRY J. AND SALLYE A. ZAZZI LIVING TRUST U/T/D AUGUST 30, 1991

/s/ Terry J. Zazzi (Signature)

/s/ Sallye A. Zazzi (Signature)

(Name and Title of Signer, if Signing on Behalf of an Entity)

TD AMERITRADE CLEARING INC, CUSTODIAN FBO C WENGER GROUP INC. 401K PSP, SCOTT WEIR OR TOM VANDER WELL, TRUSTEES FBO BENE ZEHR

/s/ Scott A. Weir (Signature)

Scott A. Weir, Trustee (Name and Title of Signer, if Signing on Behalf of an Entity)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

Investors

Name
Nicholas J. Aalbers and Sandra M. Aalbers, Trustees of the Nicholas J. Aalbers & Sandra M. Aalbers Revocable Trust U/T/A dated May 16, 2006

TD Ameritrade Clearing Inc., Custodian FBO Sandra Aalbers, Roth IRA

First Trust Company of Onaga Custodian FBO Steven Abel Roth IRA

Randy K. & Kathleen S. Adams, Trustees for The Adams Family Living Trust U/T/D February 19, 2010

Karen Adamson

TD Ameritrade Clearing Inc. as Custodian FBO Stephen J. Adamson ROTH IRA

Steven Adamson

TD Ameritrade Clearing Inc., Custodian FBO Ag Express Electronics, Inc. Defined Benefit Pension Plan, Roger L. Andersen or Thomas F. White or Steven N. Schmidt or John P. Slavens as Trustees

Eric W Aitchison

Gary Amerman & Mary Alice Amerman, JTWROS

Richard C. Anderson and Margaret J. Anderson as trustees for the Anderson Living Trust dated March 5, 2010

TD Ameritrade Clearing Inc. as Custodian FBO Roger L. Andersen ROTH IRA

TD Ameritrade Clearing Inc. FBO Ag Express Electronics, Inc. Safe Harbor 401K PSP, Roger Andersen. Trustee FBO Roger L. Andersen

TD Ameritrade Clearing Inc., Custodian FBO: Marlene Anderson, IRA

Wayne C. Anderson and Marlene A. Anderson Trustees for the Marlene A. & Wayne C. Anderson Trust

Marlene A. Anderson and Wayne C. Anderson as Trustees of the Marlene A. Anderson and Wayne C. Anderson Trust U/A/D May 8, 2009

Kenneth L. Augustine & Janice K. Augustine as trustees for the Kenneth & Janice Augustine Revocable Trust U/T/A dated October 5, 1990

Michael G. Badeaux & Maureen P. Badeaux, Trustees of the Michael G. Badeaux & Maureen P. Badeaux Revocable Trust U/T/A dated November 7, 2007

TD Ameritrade Clearing Inc. Custodian FBO Arlis Bahnsen, Roth IRA

TD Ameritrade Clearing Inc, FBO John Bahnsen 401K Plan, John Bahnsen, Trustee FBO John Bahnsen

Dustin Bahnsen

TD Ameritrade Clearing Inc, Custodian FBO Dustin Bahnsen Roth IRA

Travis Bahnsen

Mark G. Barnett & Robin W. Barnett JTWROS/TIC

TD Ameritrade Clearing Inc. Custodian FBO: SIAA MidAmerica Inc. 401(k) FBO: Reba G. Barrett

TD Ameritrade Clearing Inc. Custodian FBO: Thomas A Barrett, Roth IRA

Thomas A. Barrett and Reba G. Barrett, JTWROS

Rochelle C. Barth as trustee for the Rochelle C. Barth Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO Jon E. Barton Roth IRA

Philip A. Bear as Trustee for the ROFE Trust U/T/A Dated December 3, 1992

TD Ameritrade Clearing Inc. Custodian FBO: Patricia A. Becker, IRA

Scott Beckwith and Kathy Beckwith, TIC (50/50)

Leo E. & Gloria D. Beebout as trustees for the Leo E. & Gloria D. Beebout Revocable Trust

Leo E. Beebout & Gloria D. Beebout as trustees for the Leo E. & Gloria D. Beebout Revocable Trust

Leo E. Beebout & Gloria D. Beebout, Trustees of the Leo E. Beebout and Gloria D. Beebout Revocable Trust U/T/A dated February 24, 2006

TD Ameritrade Clearing Inc. Custodian FBO Michael A. Beeler, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Amy L Beisbier Roth IRA

Paul D. & Debra S. Benning, JTWROS

Paul D. Benning & Debra S. Benning, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Gary B. Benson ROTH IRA

TD Ameritrade Clearing Inc. as Custodian FBO Kay F. Benson IRA Acct# 913-953630

David B. Bentz

Floyd D. Bentz and Beverly A. Bentz as trustees for the Floyd D. and Beverly A. Bentz Revocable Trust

Floyd D. Bentz and Beverly A. Bentz as trustees for the Floyd D. Bentz and Beverly A. Bentz Revocable Trust

Sanjib Bera and Bindu Bera, JTWROS

Donnis L. Bergman & Adelia E. Bergman as Trustees for the Trust Agreement of Donnis L. Bergman U/T/A dated December 14, 2005

Marlin Bergman & Sheree Bergman, Trustees of the Marlin and Sheree Bergman Trust U/T/A dated March 30, 2000

Rita M. Berkemann as trustee for the Rita Berkemann Revocable Trust

National Financial Services LLC FBO William R. Berndt Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Bernhardt & Smith Orthodontics PC 401K Plan, Melissa Bernhardt and Blair Smith, Trustees FBO Melissa K. Bernhardt

TD Ameritrade Clearing Inc. as Custodian FBO Teresa L. Bestell, Roth IRA

Barney M. Bishop and Kathleen A. Bishop, Trustees, or their successors in trust, under the Bishop Living Trust, dated November 6, 2013, and any amendments thereto

Barney M. Bishop and Kathleen A. Bishop, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO John Black ROTH IRA Acct# 954-900431

TD Ameritrade Clearing Inc. as Custodian FBO James L. Blessman Roth IRA

James L. Blessman and Carole Beth Blessman, Trustees (and their Successors) of the Blessman Family Trust U/T/A dated August 9, 1996 and all amendments thereto

Thomas R. Bockhaus

TD Ameritrade Clearing Inc. Custodian FBO Melissa Bockman, IRA

TD Ameritrade Clearing Inc., Custodian FBO: Francis B Boesen, IRA

TD Ameritrade Clearing Inc, Custodian FBO Gregory A. Bohn IRA

Craig A. Bolin Trustee for the Craig A. & Marilyn J. Bolin Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO Lori J. Boote IRA Acct# 913-916046

TD Ameritrade Clearing Inc, Custodian FBO Robert H Booth Sep IRA

TD Ameritrade Clearing Inc. Custodian FBO Robert H Booth Roth IRA

Katherine L. Bowman and Nicholas C. Bowman JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Brian Boyle IRA

BFB Holdings, LLC

TD Ameritrade Clearing Inc. as Custodian FBO Brian F. Boyle SEP IRA

TD Ameritrade Clearing Inc, Custodian FBO Brian F. Boyle, Roth IRA

BR2 Investments, LLC

Earl E. Brabb & Gisela M. Brabb, Trustees of the Brabb Revocable Trust U/T/D December 3, 1986 restated March 14, 2003

Gerald Bravard & Linda Bravard, JTWROS

Thomas C Brewer & Lori A Brewer, JTWROS

TD Ameritrade Clearing, Inc., Custodian FBO Whole Hog Health 401K Plan, Ronnie L. Brodersen Trustee, FBO Ronnie L. Brodersen

Stephen Brown and Helen Brown, JTWROS

Robert Brummer and Lori Brummer JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Nora K. Burtnett ROTH IRA Acct# 913-981080

TD Ameritrade Clearing Inc. Custodian FBO: Kenneth L. Butters IRA

Jerry D. Cahail and Karen L. Cahail, Trustees for the Jerry and Karen Cahail Trust dated October 15, 2013

TD Ameritrade Clearing Inc, Custodian FBO Carrie L Campbell Roth IRA

Robert P. Campbell and Carrie L. Campbell, JTWROS

TD Ameritrade Clearing, Inc. Custodian FBO Terry Campbell, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Canfield Holding Company, Inc. 401K, Larry Canfield, Trustee FBO Mary Canfield

Lyle Carpenter & Jean Carpenter as trustees for the Lyle & Jean Carpenter Trust

TD Ameritrade Clearing Inc, Custodian FBO Carpenter Uniform Company 401K PSP, Robert Carpenter, Trustee FBO Robert Carpenter

TD Ameritrade Clearing Inc. Custodian FBO Arnold J Carter Roth IRA

Arnold J. Carter and Janice K. Carter JTWROS

Christopher A. Carter & Meredith A. Carter, JTWROS

TD Ameritrade Clearing Inc., Custodian FBO: Christopher A. Carter IRA

Jennifer Carter and Troy Carter, JTWROS

John P. Cavanaugh and Kimberly S. Cavanaugh as Trustees for The Cavanaugh Living Trust U/T/A dated September 30, 2010, and any amendments thereto

Donald Chaffin & Verona Chaffin, JTWROS

First Trust Company of Onaga, Custodian FBO Charles W. Champion Roth IRA

Dean P. Chang, Trustee of the Family Trust, created under the Dean and Ginny Chang Family Revocable Trust dated May 23, 2005 and any amendments thereto

Dean P. Chang

Guochen Chi and Jingying Xu, JTWROS

Allan Chilton & Kellee Chilton, JTWROS

First Trust Company of Onaga, Custodian FBO Gary Chin Roth IRA

Gary S. Chin, Trustee of The Gary S. Chin Family Trust U/A/D 10/28/2002

Chittenden Investments LLC

Lynn Christensen

Gary W. Koch as Trustee of the Marital Share Trust Created Under Article IV of the Last Will and Testament of Robert A. Christensen, dated March 18, 1999

Kevin Christians

TD Ameritrade Clearing Inc. FBO: MENT Profit Sharing Plan, Paul A. Cink Trustee FBO: Paul A. Cink

First Trust Company of Onaga, Custodian FBO Thomas Cirigliano Roth IRA

Thomas C. Clark & Debra J. Clark, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Laurence J. Clauson ROTH IRA

Laurence J. Clauson and Linda M. Clauson as Trustees of the Laurence J. Clauson and Linda M. Clauson Revocable Trust UAD June 1, 2006

TD Ameritrade Clearing Inc, Custodian FBO Adam Stone Claypool Rollover IRA

David L. Claypool and Alicia P. Claypool, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Marilyn A. Coghlan ROTH IRA Acct# 913-920309

TD Ameritrade Clearing Inc. as Custodian FBO Robert J. Coghlan ROTH IRA Acct# 954-910643

TD Ameritrade Clearing Inc, Custodian FBO Robert J Coghlan IRA

Sunwest Trust, Custodian FBO Robert J. Coghlan IRA

TD Ameritrade Clearing Inc, Custodian FBO Beth A. Colwell Roth IRA

Michael T. Colwell & Beth A. Colwell, JTWROS

Terry H. Connor

William D. Cooper

TD Ameritrade Clearing Inc, Custodian FBO Ronald D. Cordie IRA

TD Ameritrade Clearing Inc., Custodian FBO: Nyle B. Cottington, IRA

TD Ameritrade Clearing Inc. as Custodian FBO Nyle B. Cottington ROTH IRA Acct# 954-913786

Douglas E. Cross & Karen H. Cross as trustees for the Douglas E. Cross & Karen H. Cross Revocable Trust

Tamara L. Cross and Joshua E. Cross, Trustees of the Tamara L. Cross Living Trust dated July 11, 2011, and any amendments thereto.

Joshua E. Cross & Tamara L. Cross as trustees for the Joshua E. Cross & Tamara L. Cross Revocable Trust

Marvin R. Cross & Nancy E. Cross as trustees for the Marvin R. & Nancy E. Cross Revocable Trust

Kenneth Crouse & Sharon Crouse as trustees for the revocable Kenneth & Sharon Crouse Trust

The Kenneth and Sharon Crouse Trust

TD Ameritrade Clearing Inc. Custodian FBO: Kirk Cunningham, Roth IRA

Steven Currell

TD Ameritrade Clearing Inc., Custodian FBO: Jim D. Danbom, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Jim D. Danbom IRA

James L. Daubendiek

TD Ameritrade Clearing Inc, Custodian FBO Michael Davenport IRA

Michael Davenport & Julie Davenport, JTWROS

TD Ameritrade Clearing Inc., FBO Thomas DeBoom, Roth IRA

Poky Feeders Inc.

Deerfield Private Design Fund III, L.P.

TD Ameritrade Clearing Inc. Custodian FBO Barbara J. Denk, IRA

TD Ameritrade Clearing Inc, Custodian FBO Stephen Devine, IRA

DeWaay Holding Company LP

Dewaay Investment Partners I, LLLP

TD Ameritrade Clearing Inc. Custodian FBO Donald G. Dewaay Roth IRA

Ronald J. Dlouhy & Julia M. Dlouhy, JTWROS

Robert W. Dobbs and Suzanne L. Dobbs, Trustees of the Robert W. Dobbs and Suzanne L. Dobbs Family Trust u/t/d October 12, 1993

Mark K. Donovan & Ann M. Donovan as trustees for the Mark K. & Ann M. Donovan Revocable Trust

Mark K. Donovan and Ann M. Donovan, Trustees of the Mark K. Donovan and Ann M. Donovan Revocable Trust dated September 27, 2008

Sunwest Trust, Custodian FBO Mark K. Donovan IRA

TD Ameritrade Clearing Inc. Custodian FBO Insight Wealth Group LLC 401K Plan, Andrew Dorr, Andrew Kleis, and Karlton Kleis Trustees FBO Andrew T. Dorr

TD Ameritrade Clearing Inc. Custodian FBO Ann Dorr, IRA

George A. Dowell, II and Evelyn H. Dowell, Trustees, or their Successor, under the Dowell Revocable Inter-Vivos Trust dated June 18, 1999, as amended and restated on November 22, 2005

First Trust Company of Onaga Custodian FBO Matthew Downs Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Richard J. Dreckman, IRA Acct # 913-960490

Gregory H. Dyer & Barbara J. Dyer, Trustees of the Gregory H. Dyer and Barbara J. Dyer Revocable Trust U/T/A dated April 21, 2006

Paul D. Eberline, Individual

William H. Eby, Individual

TD Ameritrade Clearing Inc. Custodian FBO: Keith R Eckhart, Roth IRA

Edgar Enterprises LLC

TD Ameritrade Clearing Inc. Custodian FBO Jane Engelhardt IRA

TD Ameritrade Clearing Inc, Custodian FBO Paul Espey, Roth IRA

Ronald Farrell and Judith Farrell, TIC

TD Ameritrade Clearing Inc, Custodian FBO A Jeanne Faust Roth IRA

Robert & Jeanne Faust as trustees for the Robert & Jeanne Faust Revocable Trust

Paula S. Fehring

David M. Fenton & Elizabeth Jane Fenton as trustees for the David M. Fenton & Elizabeth Jane Fenton Revocable Trust

David M. Fenton & Elizabeth Jane Fenton, Trustees of the David M. Fenton and Elizabeth Jane Fenton Revocable Trust U/T/A dated 12/9/2004

David M. Fenton & Elizabeth Jane Fenton as Trustees of the David M. Fenton and Elizabeth Jane Fenton Revocable Trust UAD December 9, 2004

TD Ameritrade Clearing Inc. Custodian FBO David M. Fenton, Roth IRA

David M. Fenton

Elizabeth Jane Fenton

TD Ameritrade Clearing Inc., Custodian FBO: Elizabeth J. Fenton, Roth IRA

Karla Ann Fenton

Tony Joe Fenton

Jack R. Fields & Melissa A. Kevorkian, JTWROS

Jackie Fields and Melissa Kevorkian, JTWROS

Martha A. Fifer as trustee for the Martha A. Fifer Living Trust

Thomas L. Fifer as trustee for the Thomas L. Fifer Living Trust

Thomas L. Fifer and Martha Fifer as trustees for the Thomas L. Fifer Living Trust

TD Ameritrade Clearing Inc., Custodian FBO Linda Fleagle Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Christine Foss IRA

Matthew Fox & Tammy Fox, JTWROS

William & Lynn Frank as trustees for the William & Lynn Frank Trust

William R. Frank & Lynn K. Frank, Trustees of the William and Lynn Frank Trust U/T/A dated November 22,1999

W. Kenneth Freed and Dianne K. Freed, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Indianola Veterinary Clinic 401k FBO Robert L. Freese Acct# 913-001863

TD Ameritrade Clearing Inc, Custodian FBO Julie Frett, Roth IRA

Gina Friedrichsen

Matt Friedrichsen

TD Ameritrade Clearing, Inc, custodian FBO Matthew D. Friedrichsen Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Curtis Friis SIMPLE IRA Acct# 913-903449

Garrett Bancshares, LTD

TD Ameritrade Clearing Inc. as Custodian FBO Lester H. Gause IRA

TD Ameritrade Clearing Inc., Custodian FBO: Dr. James German, Roth IRA

Marvin L. Gerstandt and Cecilia M. Gerstandt JTWROS

TD Ameritrade Clearing Inc, Custodian FBO Honor P Gibson Roth IRA

Glanzer Asset Management LLC

First Trust Company of Onaga, Custodian FBO Vicki J. Glenn IRA

Richard D Goecke

Dave G. Goodman and Caroline J. Goodman, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Barbara J. Gordon ROTH IRA Acct# 913-912421

TD Ameritrade Clearing Inc. as Custodian FBO Dale W. Gordon Roth IRA

Dennis Gougion & Kathleen Gougion, JTWROS

Pershing LLC Custodian FBO Dale A. Graff IRA

Hank P. Grant & Janis W. Grant JTWROS

Mike Grasso and Wanda Grasso, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Everett L. Grasty Roth IRA

Everett L. Grasty and Carla J. Grasty JTWROS

John A. Gravatt and Jennifer L. Gravatt JTWROS

William J. Gravatt and Cynthia A. Gravatt Trustees of the William & Cynthia Gravatt Family Revocable Trust UTD February 11, 2014

William R. Gravatt Trustee of the William R. Gravatt Revocable Trust U/T/A dated December 1, 2009

William R. Gravatt

TD Ameritrade Clearing Inc. Custodian FBO Jeffey Gross IRA Acct# 913-922733

Sven Guenther

TD Ameritrade Clearing Inc. Custodian FBO Brian S. Gugat IRA

Marlene S. Hadley, Trustee of the Marlene S. Hadley Revocable Trust Agreement U/T/D January 22, 2014

Janet Hagen, Individual

Barry Hager and Leslee Hager, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO The ERGI Retirement Plan UA Jan 1 2004 Nancy or

William Haigh TRS FBO William Haigh Acct.#913-009523

TD Ameritrade Clearing Inc. FBO Bankers Trust Company, Trustee of Des Moines Eye Surgeons 401(k) Profit Sharing Plan U/A dated August 25, 1976 FBO Bradley D. Hammer

The First National Bank in Sioux Falls, Trustee FBO Opthamology Ltd. PSP FBO Bryan Hammer

James H. Hammer & Margaret C. Hammer Trustees of The Hammer Family Trust U/T/D dated October 11, 2005

Richard K. Hanen and CJ Gossard Hanen, Trustees of the Gossard Hanen Revocable Trust U/T/D dated May 7, 2007

Blake & Susan Hanke, JTWROS

Blake Hanke & Susan Hanke JTWROS

Charles R. Hansen, Individual

TD Ameritrade Clearing Inc, Custodian FBO Deborah Hansen Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Deborah E. Hansen, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Phillip Hansen Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Phillip R. Hansen, Roth IRA

Bruce L. Hanson, Individual

David Hanson, Individual

David C. Hanson, Individual w/TOD

John A. Harmelink and Debra A. Harmelink, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Timothy T. Hart, Roth IRA

First Trust Company of Onaga, Custodian FBO Ruth Haskins Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Dynamics & Control LLC Retirement 401K Plan FBO Douglas Havenhill

Bruce E. Hayes and Debra L. Hayes, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Scott J. Hebenstreit ROTH IRA

Scott J. Hebenstreit & Sheila S. Hebenstreit, JTWROS

Scott Hebenstreit & Sheila Hebenstreit, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Sheila S. Hebenstreit ROTH IRA

TD Ameritrade Clearing Inc. Custodian FBO William J. Heffron IRA Acct# 913-978640

Sunwest Trust, Custodian FBO William Heffron IRA

Tanya Heller, Individual

TD Ameritrade Clearing Inc., Custodian FBO: Daniel Hensley, IRA

TD Ameritrade Clearing Inc. as Custodian FBO Daniel L. Hensley IRA Acct# 913-911217

Lindsay S. Henson, Individual

Dennis W. & Victoria L. Hill as trustees for the Dennis W. & Victoria L. Hill Revocable Trust

TD Ameritrade Clearing Inc. as Custodian FBO Victoria L. Hill Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Janet Hilleman ROTH IRA

TD Ameritrade Clearing Inc. as Custodian FBO John W. Hilleman ROTH IRA

Edward D Jones & Co Custodian FBO Leo Himmelberg Roth IRA

Will Hoekman and Dixie Hoekman, JTWROS

The Hogan Family Trust U/T/A dated April 19, 2007

Jeff Warren Hogan Family Trust

TD Ameritrade Clearing Inc. Custodian FBO Ryan M. Holthaus Roth IRA

Larry J. and Rita C. Holtkamp

Larry J. Holtkamp and Rita C. Holtkamp, TIC

TD Ameritrade Clearing Inc. Custodian FBO Kendra B. Holtkamp, Roth IRA

Mark A. Holtkamp

TD Ameritrade Clearing Inc. Custodian FBO: Mark A. Holtkamp Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Stephen C. Hook, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO David W Hope IRA

TD Ameritrade Clearing Inc. Custodian FBO Connie Horsman IRA

Connie Horsman

Connie Horsman & Greg Horsman, JTWROS

TD Ameritrade Clearing Inc., Custodian FBO: Alan J. Howerzyl, IRA

Lawrence J. Howerzyl as trustee for the Lawrence J. Howerzyl Family Trust

Dan R. Hulbert & Diane L. Hulbert, JTWROS

Harold Hulme

TD Ameritrade Clearing Inc. Custodian FBO Harold A. Hulme Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Gary Hurley IRA

TD Ameritrade Clearing Inc. Custodian FBO Des Moines Anathesiologists PC 401K FBO Michael Hurt Acct# 913-002790

Peter Hutchison and Janet Hutchison, JTWROS

Integri-T Solutions, LLC

TD Ameritrade Clearing Inc, Custodian FBO Theresa M. Irlbeck, IRA

Kenneth L. Isenberg & Gretchen G. Isenberg as trustees for the Kenneth L. & Gretchen G. Isenberg Revocable Trust

TD Ameritrade Clearing Inc, Custodian FBO Joel Jackson Roth IRA

Joel E. Jackson, Individual

TD Ameritrade Clearing Inc., Custodian FBO: Tax Strategies & Solutions 401K Plan FBO: Patrick James

Edward D Jones & Company Custodian FBO Patrick James IRA

Wayne Jarvis & Cheryl Jarvis, JTWROS

Robert Jeck & Cindy Jeck JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Marvin J. Jenkins ROTH IRA Acct# 954-908541

TD Ameritrade Clearing Inc. Custodian FBO Hometown Foods 401K PSP FBO Joani Johnson Acct# 913-007217

Mike Johnson and Brenda Johnson, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Jean E. Johnson IRA

Scott T. Johnson

Todd Johnson and Susan Johnson, JTWROS

TD Ameritrade Clearing, Inc. Custodian FBO: Tom J. Johnson Roth IRA

Gary D. Johnston & Connie S. Johnston, JTWROS

TD Ameritrade Clearing Inc, Custodian FBO: Jean E. Johnston Rollover IRA

Rick W. Jorgenson & Sharon L. Jorgenson as trustees for the Rick W. Jorgenson & Sharon L. Jorgenson Revocable Trust

TD Ameritrade Clearing Inc., Custodian FBO: Conrad L. Jungmann, Roth IRA

TD Ameritrade Clearing Inc., Custodian FBO: Conrad L. Jungmann, Rollover IRA

Conrad L. & Rosemary Jungmann as trustees for the Conrad L. Jungmann & Rosemary Jungmann Revocable Trust

TD Ameritrade Clearing Inc, Custodian FBO Mark Kado IRA Acct# 913-969170

TD Ameritrade Clearing, Inc, Custodian FBO C Wenger Group Inc 401K PSP: Scott Wier or Tom Vander Well Trustees FBO Christin Karkiainen

Jean G. Karr & Robert W. Karr as trustees for Jean G. Karr Revocable Trust

Kimberly A. Karsten

Leo C. & Joleen M. Kasperbauer as trustees for the Leo C. Kasperbauer Trust and Leo C. & Joleen M. Kasperbauer as trustees for the Joleen M. Kasperbauer Trust, TIC

Norbert Kasperbauer & Mary Ann Kasperbauer as trustees for the Norbert Kasperbauer Trust and Norbert Kasperbauer & Mary Ann Kasperbauer as trustees for the Mary Ann Kasperbauer Trust, TIC

TD Ameritrade Clearing Inc. Custodian FBO: Roger Kasperbauer, Sep IRA

Pershing LLC as Custodian FBO Roger J. Kasperbauer SEP IRA

John V. Kay and Michelle F. Kay, Trustees of the John V. and Michelle F. Kay Family Trust U/T/A dated April 30, 2009

TD Ameritrade Clearing Inc, Custodian FBO Stephen B Kenkel Roth IRA

Roger E. & Shelia M. Kentner as trustees for the Roger E. & Shelia M. Kentner Revocable Trust

TD Ameritrade Clearing Inc. as Custodian FBO Roger E. Kentner, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Sheila M. Kentner, Roth IRA

Thomas A. Kirke & Lisa L. Kirke, JTWROS

Kirk D. Kirkegaard as Trustee of the Kirk Duane Kirkegaard Profit Sharing Plan

TD Ameritrade Clearing Inc. Custodian FBO: David E. Kitzinger, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Dean Kleckner, IRA

TD Ameritrade Clearing Inc. as Custodian FBO Dean R. Kleckner IRA Acct# 913-971560

Scott D. Kleckner

Daniel J. Klein

Darryl A & Susan L Klein JTWROS

David J & Janet S Klein JTWROS

Andrew D. Kleis

TD Ameritrade Clearing Inc. Custodian FBO Andrew D. Kleis Roth IRA

Allison G.D. Kleis

TD Ameritrade Clearing Inc. Custodian FBO Insight Wealth Group LLC 401K Plan, Andrew Dorr, Andrew Kleis, and Karlton Kleis Trustees FBO Karlton D. Kleis

Karlton D. Kleis

Michael R. Klisares & Jennifer M. Klisares, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: Kurt J. Klise IRA

Knoblock Brothers, LLC

TD Ameritrade Clearing Inc. Custodian FBO David Roger Knouse and Connie Jo Knouse Revocable Trust

James R. Koenen and Pamela S. Koenen, JTWROS

Douglas J. Kolb & Angela D. Kolb as trustees for Douglas Joseph & Angela Diane Kolb Revocable Living Trust

TD Ameritrade Clearing Inc. Custodian FBO: Mary L. Kolb, IRA

Norbert Kolb & Shirley Kolb as trustees for the Norbert & Shirley Kolb Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO: Norbert E. Kolb, IRA

TD Ameritrade Clearing Inc. Custodian FBO: Todd L. Krieger, ROTH IRA

Todd L. Krieger, Individual

Bankers Trust Company Trustee for Roger D. Kunz, IRA

TD Ameritrade Clearing Inc. Custodian FBO: Arnold D Kwikkel, IRA

Arnold D. Kwikkel

Kimberly A. Ladd

David K. Langer and Donna Richard-Langer, Trustees of the Langer Living Trust dated April 19, 2010

TD Ameritrade Clearing Inc. Custodian FBO Donna M. Richard-Langer, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Everett Laning ROTH IRA

Kevin C. Lanning & Susan L. Lanning AS Trustees for Kevin C. Lanning and Susan L. Lanning Revocable Trust U/T/A dated Septebmer 2, 2008

TD Ameritrade Clearing Inc, Custodian FBO Laura Larsen IRA

Laura J.R. Larsen as Trustee of the Laura J. R. Larsen Living Trust dated June 15, 2011

Laura Larsen & Merwin Foster, JTWROS

Christopher Lauderback

Sara M. Lauderback

Ryan Laughery & Hillary Laughery, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: John S. Lemkuil,Roth IRA

TD Ameritrade Clearing, Inc. as Custodian FBO: Michael H. Leuck Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Michael H. Leuck, Rollover IRA

Michael H. Leuck and Valerie P. Leuck, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: Michael Lickteig, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Dennis Lind Roth IRA

Dennis G. Lind as trustee for the Dennis G. Lind & Caroline M. Lind Revocable Trust

Neal Logan and Holly Logan, JTWROS

Todd S. Lundgren & Lisa K. Lundgren as trustees for the Todd S. & Lisa K. Lundgren Revocable Trust

Todd S. Lundgren & Lisa K. Lundgren, Trustees of the Todd S. Lundgren and Lisa K. Lundgren Revocable Trust U/T/A dated June 10, 2009

Eugene M. Lutz and Susan C. Lutz as trustees for the Eugene and Susan Lutz Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO: Donald Lyon, IRA

TD Ameritrade Clearing Inc. Custodian FBO Katherine A. Lyon ROTH IRA

James E. Lyons as trustee for the James E. Lyons Revocable Trust

Mark D. Lyons as trustee for the Mark D. Lyons Revocable Trust

TD Ameritrade Clearing Inc., Custodian FBO Byron MacLeod Roth IRA

Myra Madden

Camille Magalio and Albert Magalio, DDS JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: James R. Magnuson, Roth IRA

TD Ameritrade Clearing Inc., Custodian FBO: Rgmainjr, LLC, PSP FBO: Raymond G. Main, Jr.

TD Ameritrade Clearing Inc., Custodian FBO Raymond G. Main Jr., LLC PSP Raymond G. Main Jr. Trustee FBO Raymond Main Jr.

TD Ameritrade Clearing Inc. Custodian FBO Jason M. Marienau, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Verda J. Marienau ROTH IRA Acct# 954-901530

TD Ameritrade Clearing Inc. as Custodian FBO Donald Dennis Martin, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Elizabeth Ann Martin, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Larry E. Martin, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Sophia B. Martin, Roth IRA

Sunwest Trust, Custodian FBO Larry E. Martin Roth IRA

Larry E. Martin and Sophia B. Martin JTWROS

John Philip Mattheis & Marian E. Mattheis as trustees for the John Philip Mattheis & Marian E. Mattheis Revocable Trust

Donna C. Mau and Richard L. Mau, Trustees of the Donna Mau Living Trust dated September 20, 2010

TD Ameritrade Clearing Inc. Custodian FBO Richard L. Mau IRA

Maude Limited Partnership

Bob McAllister and Sheila McAllister JTWROS

TD Ameritrade Clearing Inc., Custodian FBO: Kathleen McBride, IRA

McClaflin, Randall W. and Carol J.

TD Ameritrade Clearing Inc., Custodian FBO Donna McClure, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Christopher McCormick SIMPLE IRA

Richard J. McCormick and Lori L. McCormick, Trustees for the Richard J. McCormick and Lori L. McCormick Revocable Trust UTD 02/15/10

Robert McCuen and Renee McCuen, JTWROS

James E. McCullough & Patricia M. McCullough, JTWROS

TD Ameritrade Clearing Inc, Custodian FBO Nancy E. McDonough, IRA

Tom McDonough and Vicki McDonough, JTWROS

TD Ameritrade Clearing Inc, Custodian FBO Sherry McKie Roth IRA Acct # 954-900863

Mark McQuistan, Individual

James McRorie

TD Ameritrade Clearing Inc. Custodian FBO Evan J Meester IRA

TD Ameritrade Clearing Inc, FBO David B. Merritt IRA

TD Ameritrade Clearing Inc., Custodian FBO: Brad Allen Meyer IRA

TD Ameritrade Clearing Inc, Custodian FBO Priscilla K. Michka IRA

Christal Mickle, Individual

Travis C. Mickle and Christal M.M. Mickle JTWROS

KemPharm Investments, LLC

TD Ameritrade Clearing Inc, Custodian FBO Gary L. Milburn Roth IRA

Donna L. Miller and Roger D. Brown, JTWROS

Joey D. Miller

TD Ameritrade Clearing Inc. Custodian FBO Judith A. Miller IRA

Loring V. Miller and Phyllis A. Miller, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Mike Miller IRA

TD Ameritrade Clearing Inc. Custodian FBO: Rodney H. Miller, IRA

Tracey Miller

TD Ameritrade Clearing Inc., Custodian FBO: John R. Milligan, IRA

TD Ameritrade Clearing Inc. as Custodian FBO Darrin Mleynek ROTH IRA

Sunwest Trust Custodian FBO Darrin Mleynek Roth IRA

Dennis Mleynek & Kelly Mleynek JTWROS

TD Ameritrade Clearing Inc., Custodian FBO: Francis C. Mobley, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Brett Moller, Roth IRA

Brett E. Moller and Julie L. Moller JTWROS

TD Ameritrade Clearing Inc, Custodian FBO Julie Moller, Roth IRA

Everett D. Moore and Beverly S. Moore, Trustees of the Everett D. Moore and Beverly S. Moore Revocable Trust dated November 26, 2007

Edward D. Jones Co Custodian FBO: Jill Moran, Roth IRA

Patrick W. Moran and Jill Moran JTWROS

TD Ameritrade Clearing Inc., Custodian FBO: Patrick Moran, IRA

Edward D Jones & Co Custodian FBO Pat Moran Roth IRA

Joe Morgan

Scott Morrow and Carol Morrow as trustees for The Morrow Family Trust

Gary Mossman

Gary Mossman and Sandra Mossman, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: Thomas A. Mounsdon IRA

TD Ameritrade Clearing Inc. Custodian FBO: Thomas Mounsdon Roth IRA

Muhs Investment Group, LLC

Gary Muller and Jacquelyn Muller, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: John Nelson, Roth IRA

John T. Nelson & Loree A. Nelson, JTWROS

Gregory L. Nepstad

Joe Nettleton and Lori Nettleton JTWROS

Christopher B. Neuffer and Denise C. Neuffer JTWROS

Eric P. Neuffer and Kimberly F. Neuffer, JTWROS

Sally B. Neuffer

Matthew D. Neumiller, Individual

Nancy K. Newcomb, Trustee for the Nancy K. Newcomb Revocable Trust U/T/D May 18, 2012

TD Ameritrade Clearing Inc. Custodian FBO Associated General Contractors of Iowa Safe Harbor 401K Retirement Plan, Scott Newhard Trustee FBO Scott Newhard

Jon O. Nicholas and Marilyn N. Nicholas, Trustees of the Nicholas Living Trust Dated November 12, 2010, and any amendments thereto

Barbara L. Nichols, Steven C. Nichols and Ethan M.J. Lieber, Co-Trustees of the Albert C. Nichols Family Trust dated November 9, 2010

Barbara L. Nichols

Benjamin Nichols

TD Ameritrade Clearing Inc. as Custodian FBO Gayle K. Nichols ROTH IRA

TD Ameritrade Clearing Inc. as Custodian FBO Steven C Nichols ROTH IRA

Nichols Holding Co., LLC

Kristen Nichols Besel

TD Ameritrade Clearing Inc., Custodian FBO Janet C. Nobbe IRA

Kelly J. Norland and Denise S. Norland JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: Jon C. Norris Rollover IRA

TD Ameritrade Clearing Inc. as Custodian FBO George D. Norton IRA

TD Ameritrade Clearing Inc. Custodian FBO Robert W. Novak, IRA

Wayne Nowicki and Geriann Nowicki, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Cheryl Oderkirk Roth IRA

John O’Doherty and Kristina O’Doherty, JTWROS

James and Cynthia O’Hare as trustees for the James and Cynthia O’Hare Trust

Lonny J. Olejniczak

Jose A. Olivencia & Beatriz A. Olivencia as trustees for the revocable Olivencia Family Trust U/T/A dated 1-25-07

Jose A. & Beatriz A. Olivencia as trustees for the revocable Olivencia Family Trust

The First National Bank in Sioux Falls, Trustee FBO Opthamology Ltd. PSP FBO Greg Osmundson

Mallory M. Parmerlee as trustee for the Mary Jeanette Parmerlee Revocable Trust

TD Ameritrade Clearing Inc, Custodian FBO Arlen F. Pence Roth IRA

Larry G. Perry and Betty J. Perry, as Co-Trustees of The Perry Revocable Trust U/T/D January 26, 2012

Ronald J. Peterson and Judy M. Peterson JTWROS

Travis J. Petree,Trustee of the Travis J. Petree Living Trust dated March 5, 2012, and any amendments

Jeremy Pins

Dwayne A. Plender & Cheryl L. Plender as trustees for the Dwayne Allen Plender Trust

Dwayne Allen Plender as trustee for the Dwayne Allen Plender Trust

Dwayne Allen Plender & Cheryl Plender, Trustees of the Dwayne Allen Plender Trust U/T/A dated September 15, 1992

Matthew Plooster, Individual

TD Ameritrade Clearing Inc Custodian FBO Matthew Ryan Plooster TD Roth IRA

Roger Plooster and Julie Plooster, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: Donald S Pollmann, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO Donald S. Pollman IRA Acct# 913-963300

TD Ameritrade Clearing Inc. as Custodian FBO Lori Popkes IRA

Postich IRA, LLC

Preferred Holdings, LLC

Donald L. & Susan E. Presser as trustees for the Presser Living Trust

David M. Rasmussen

TD Ameritrade Clearing Inc, Custodian FBO Calumet Carriers Inc. & Affiliated Employers 401K, Craig Struve or Chris Struve, Trustees FBO Jean Rausch

TD Ameritrade Clearing Inc. Custodian FBO: Michael Reams, IRA

Rosemary Rensink, Trustee of the Rosemary Rensink Revocable Trust dated August 11, 2011

TD Ameritrade Clearing Inc. Custodian FBO Robert Ricks Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO William D. Riley ROTH IRA

TD Ameritrade Clearing Inc, FBO Bruce W. Ritchie IRA

First Trust Company of Onaga Custodian FBO Marianne Rittenhouse Roth IRA

Edward Robinson, Jr.

ROCH Holdings, LLC

Amanda Rogers

TD Ameritrade Clearing Inc. as Custodian FBO Linda Roggow Roth IRA

TD Ameritrade Clearing Inc., Custodian FBO: Paul Roggow DDS PC PSP FBO: Paul Roggow

TD Ameritrade Clearing Inc. as Custodian FBO Dean A. Roorda ROTH IRA

Randall R. Rough, Trustee of The Randolph R. Rough Trust U/T/A dated March 27, 1999

TD Ameritrade Clearing Inc, Custodian FBO Randolph R Rough, Roth IRA

Daniel F. Ruf III and Laurie K. Ruf, Trustees of the Daniel F Ruf III and Laurie K Ruf Revocable Trust Dated July 13, 2009

Daniel B. Russell

TD Ameritrade Clearing Inc. Custodian FBO: Maurice Russell, Roth IRA

Sunwest Trust, Custodian FBO Maurice R. Russell Roth IRA

First Trust Company of Onaga, Custodian FBO Gloria Sakato Roth IRA

Joseph B. Saluri, Individual

Mary Kimberly Sannar, Trustee of the Nease Family Revocable Trust dated November 21, 2011, and any amendments thereto

Gregory Sargen & Beth Ann Sargen JTWROS

TD Ameritrade Clearing Inc. FBO Bankers Trust Company, Trustee of Des Moines Eye Surgeons 401(k) Profit Sharing Plan U/A dated August 25, 1976 FBO Eugene M. Sarno, M.D.

Eugene Sarno and Georgia Sarno, JTWROS

Robin Sassman

Robin L. Epp

Sunwest Trust Custodian FBO Robin L. Sassman IRA

TD Ameritrade Clearing Inc. Custodian FBO Robert Saunders SIMPLE IRA

Gerald F. & Gladys F. Sawyer as trustees for the Gerald F. & Gladys F. Sawyer Revocable Trust

Shoab Sayeed

TD Ameritrade Clearing Inc. as Custodian FBO Dean A. Schantz ROTH IRA

Dean A. Schantz

Allen H. Schaper as trustee for the Allen H. Schaper Revocable Trust

Steven Schmidt & Cheri Schmidt, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Steven N. Schmidt ROTH IRA Acct# 913-921425

Gary L. Schmitt and Tamara A. Schmitt, Trustees of the Schmitt Living Trust U/T/D November 1, 2011, and any amendments thereto

Gary L. Schmitt and Tamara A. Schmitt, Trustees of the Schmitt Living Trust dated November 1, 2011, and any amendments thereto

Brandee Schultz

Pershing LLC as Custodian FBO Herbert E. Scott ROTH IRA

James W. Scott & Tanya R. Scott, Trustees of The Jim and Tammy Scott Trust U/T/A dated May 22, 2008

TD Ameritrade Clearing Inc. Custodian FBO: James W Scott, Roth IRA

Leland H. Searle & Cheryl L. Searle as trustees for the Leland H. & Cheryl L. Searle Revocable Trust

Scott A. Sebastian

TD Ameritrade Clearing Inc. Custodian FBO Sudhir Sehgal SEP IRA

Scott J Sewall, Trustee of the Scott J Sewall Living Trust U/T/D July 29, 2010

TD Ameritrade Clearing Inc. Custodian FBO Alan E. Shaffer, Simple IRA

TD Ameritrade Clearing Inc., Custodian FBO: Terry Sharp, Roth IRA

Terry L. Sharp & Debra S. Sharp as trustees for the Terry L. Sharp & Debra S. Sharp Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO William P. Shepek ROTH IRA

TD Ameritrade Clearing Inc. as Custodian FBO John R. Sleper ROTH IRA

John R. Sleper Jr. and Maureen L. Sleper, Trustees of the J & M Sleper Trust UTD February 2, 2011

TD Ameritrade Clearing Inc, Custodian FBO Merlyn D. Smeenk, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO John R. Smidt Roth IRA

Jeffrey G. Smith & Julie L. Smith, JTWROS

TD Ameritrade Clearing Inc. as Custodian FBO Kevin W. Smith IRA Acct# 954-910698

Steven L. Smith & Jody L. Smith JTWROS

TD Ameritrade Clearing Inc., Custodian FBO Dan Smithburg IRA

Darrell Spaulding & Gladys Spaulding as trustees for the Gladys B. Spaulding Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO Darrell E. Spaulding ROTH IRA

TD Ameritrade Clearing Inc. Custodian FBO Gladys B. Spaulding ROTH IRA Acct# 913-954270

TD Ameritrade Clearing Inc. Custodian FBO Koerner Whipple Pharmacies Inc. PSP & Trust FBO Wendal Speake Acct# 913-006349

Matthew W. Squire

TD Ameritrade Clearing Inc Custodian FBO Rosemarie Staebell Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Patricia A. Stanich IRA

TD Ameritrade Clearing Inc. Custodian FBO: Bobbi A. Stanley Roth IRA

TD Ameritrade Clearing Inc, custodian FBO Robert J Stanley II Roth IRA

Mark D. Stenson

First Trust Company of Onaga, Custodian FBO Barbara J. Stern Roth IRA

Daniel L. Stern & Domenique M. Stern, Trustees of the Stern Family Revocable Trust U/T/D June 2, 2011

Britt Sternquist & Jodi Sternquist JTWROS

Gloria Stevens-Rissman

Brent A. Stewart, Individual

Christopher J. Stoecker, Individual

Randall D Stoecker as Trustee for the Randall D Stoecker Trust U/T/A dated May 28, 2008

Randall D. Stoecker as trustee for the Randall D Stoecker Trust

Randall D. Stoecker

TD Ameritrade Clearing Inc. as Custodian FBO Craig I. Struve ROTH IRA

Craig Struve & Christine Struve as trustees for the C & C Struve Trust

Thad G. Stumph and Dawn N. Stumph, JTWROS

Lyle D. Stutzman & Monica J. Stutzman, JTWROS

William Swim

TD Ameritrade Clearing Inc. as Custodian FBO Howard A. Thielen Roth IRA

Daniel R. Thomas as trustee for the Daniel R. Thomas Revocable Trust

Danny L. Thompson and Robyn A. Thompson, JTWROS

Dennis L. Thompson and Cecille G. Thompson, Trustees for the Dennis L. Thompson and Cecille G. Thompson Revocable Trust U/T/A dated January 24, 2007

TD Ameritrade Clearing Inc, Custodian FBO Cecille G. Thompson IRA

TD Ameritrade Clearing Inc, Custodian FBO Dennis L. Thompson IRA

Gilbert Scott Thompson

Steven Thompson and Elizabeth Thompson, JTWROS

Tin Box, LLC, William H. Fisher and/or Shelley B. Fisher, Co-Managers

Debra J. Traylor Trustee for the Debra Jackson Traylor Revocable Trust

Douglas Truckenmiller & Linda Truckenmiller, JTWROS

Raymond James and Associates, Inc. Custodian FBO Douglas D. Truckenmiller Roth IRA

Russell Twelmeyer & Jean Twelmeyer as trustees for the Russell & Jean Twelmeyer Revocable Trust

TD Ameritrade Clearing Inc. Custodian FBO: Howard H. Van Der Pol, Roth IRA

TD Ameritrade Clearing Inc., Custodian FBO Howard Van Der Pol IRA

Howard H. Van Der Pol & Betty J. Van Der Pol as trustees for the Howard H. Van Der Pol & Betty J. Van Der Pol Revocable Trust

TD Ameritrade Clearing Inc. as Custodian FBO Howard H. Van Der Pol ROTH IRA Acct# 913-917407

TD Ameritrade Clearing Inc, Custodian FBO Christopher L. Van Note, IRA

Brad J. Van Weelden

Bruce W. & Jill K. Vandagriff, JTWROS

TD Ameritrade Clearing Inc., Custodian FBO: Benjamin H. VanderZwaag, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Harley J VanRoekel Simple IRA

TD Ameritrade Clearing Inc, Custodian FBO Kathe VanRoekel Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Alvin J. VerMeer Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Darrell Vore, Roth IRA

TD Ameritrade Clearing Inc. as Custodian FBO DarreIl Vore IRA

TD Ameritrade ClearingInc, Custodian FBO Patricia M. Wadle, Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO: Aaron L. Warner, IRA

TD Ameritrade Clearing Inc. as Custodian FBO Debra K. Warner ROTH IRA

Brian P. Weiler, Individual

Gregory J. Weiler, Individual

Kevin M. Weiler, Individual

Richard J. Weiler

TD Ameritrade Clearing Inc, Custodian FBO Richard Weiler Roth IRA

Andrew D. Wells as trustee for the Andrew D. Wells Trust

Andrew D. Wells

Andew Daniel Wells Trustee of the Andrew Daniel Wells Living Trust

Anne M. Wells

Benjamin Wells

Bill G. Wells as Trustee for Bill G Wells Revocable Trust Agreement UTA dated August 20, 2012 and Anita J. Wells, Trustee for the Anita J. Wells Revocable Trust UTA dated August 20, 2012, TIC

Gary M. Wells as trustee for the Gary M. Wells Trust

Gary M. Wells as Trustee of the Gary M. Wells Trust dated December 21, 2001

Brian L. Westhoff

Darin L. Westhoff

First Trust Company of Onaga, Custodian FBO Edward Wheeler Roth IRA

Polycomp Trust Company, Custodian FBO Terry D. Wheeler Roth IRA

Terry D. Wheeler and Angela Wheeler, Trustees of the Wheeler Family Revocable Trust U/T/D July 17, 2006

Terry D. Wheeler and Angela Wheeler, Trustees of the Wheeler Family Revocable Trust U/A/D July 17, 2006, and any amendments thereto

TD Ameritrade Clearing Inc. Custodian FBO: Bruce A. Whipple, IRA

TD Ameritrade Clearing, Inc., Custodian FBO Bruce A. Whipple Roth IRA

TD Ameritrade Clearing Inc. Custodian FBO Jennifer White Roth IRA

Michael White & Lee Ann White, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO Ronald D. White IRA

TD Ameritrade Clearing Inc. Custodian FBO John A. Wibholm IRA SEP

TD Ameritrade Clearing Inc. as Custodian FBO William J. Wickemeyer, IRA

TD Ameritrade Clearing Inc. as Custodian FBO William J Wickemeyer Roth IRA

William J. Wickemeyer, Trustee of the Wickemeyer Trust UTA 6/05/98

TD Ameritrade Clearing, Inc., Custodian FBO C Wenger Group Inc 401K PSP: Scott Wier or Tom Vander Well Trustees FBO Scott A. Wier

TD Ameritrade Clearing Inc. as Custodian FBO Henry W. Winter, SEP IRA

Eli J. Wirtz

TD Ameritrade Clearing Inc. Custodian FBO: Eric W. Wittrock, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Douglas J. Woods, Roth IRA

TD Ameritrade Clearing Inc, Custodian FBO Valerie C. Woods Roth IRA

Brad Woolard and Kristi Woolard, JTWROS

TD Ameritrade Clearing Inc. Custodian FBO: Jennifer A. Woster, Roth IRA

Jaime A. Wyant, Individual

Maximillian S. Yeh

TD Ameritrade Clearing Inc. Custodian FBO: Robert M. Young, IRA

First Trust Company of Onaga, Custodian FBO Sallye A. Zazzi Roth IRA

Terry J. Zazzi and Sallye A. Zazzi, Trustees of the Terry J. and Sallye A. Zazzi Living Trust u/t/d August 30, 1991

TD Ameritrade Clearing Inc, Custodian FBO C Wenger Group Inc. 401K PSP, Scott Weir or Tom Vander Well, Trustees FBO Bene Zehr

Cowen KP Investment LLC

SCHEDULE B

Key Holders

Name
Travis C. Mickle, Ph.D.
Christal M.M. Mickle
Gordon K. Johnson